STATEMENT OF
                             ADDITIONAL INFORMATION

                         ==============================

                                February 1, 2003



                             TIAA-CREF INSTITUTIONAL
                                  MUTUAL FUNDS

                                =================


This Statement of Additional Information ("SAI") contains additional information that you should consider before investing in TIAA-CREF Institutional Mutual Funds. It is not a prospectus and should be read carefully in conjunction with the TIAA-CREF Institutional Mutual Funds' prospectus dated February 1, 2003 (the "Prospectus"), which may be obtained by writing us at TIAA-CREF Institutional Mutual Funds, P.O. Box 4674, New York, NY 10164 or by calling 800 478-2966.

Capitalized terms used, but not defined, herein have the same meaning as in the Prospectus. The audited financial statements of the TIAA-CREF Institutional Mutual Funds for the fiscal year ended September 30, 2002 are incorporated into this SAI by reference to the Funds' Annual Report to shareholders. We will furnish you, without charge, a copy of the Annual Report on request.




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TABLE OF CONTENTS

B-2  Investment Objectives, Policies, and Restrictions
B-2    Fundamental Policies
B-2    Investment Policies
B-11 Management of TIAA-CREF Institutional Mutual Funds
B-11   Trustees and Officers of the TIAA-CREF Institutional Mutual Funds
B-14   Equity Ownership of TIAA-CREF Institutional Mutual Funds Trustees
B-14   Trustee and Officer Compensation
B-15   Board Committees B-15 Responsibilities of the Board
B-16 Principal Holders of Securities
B-18 Investment Advisory and Other Services
B-20 About the TIAA-CREF Institutional Mutual Funds and the Shares
B-21   Class Structure
B-21   Distribution (12b-1) Plan
B-21   Indemnification of Shareholders
B-22   Indemnification of Trustees
B-22   Limitation of Fund Liability
B-22   Shareholder Meetings and Voting Rights
B-22   Additional Funds or Classes
B-22   Dividends and Distributions
B-22 Pricing of Shares
B-22   Investments for Which Market Quotations Are Readily Available
B-22   Foreign Investments
B-22   Debt Securities
B-23   Special Valuation Procedures for the Money Market Fund
B-23   Options and Futures
B-23   Investments for Which Market Quotations Are Not Readily Available
B-23 Tax Status
B-26 Brokerage Allocation
B-28 Calculation of Performance Data
B-29   Yield Calculations
B-29   All Funds other than the Money Market Fund
B-30   Yield Information About the Money Market Fund
B-30   Total Returns
B-31   Performance Comparisons
B-31   Illustrating Compounding
B-31   Net Asset Value
B-31   Moving Averages
B-31   Fund Statistics
B-31   Account Performance
B-31   Economic Conditions
B-31 Voting Rights
B-31 Legal Matters
B-31 Experts
B-32 Considerations Concerning the Funds


INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS

The following discussion of investment policies and restrictions supplements the Prospectus descriptions of the investment objective and principal investment strategies of each of the TIAA-CREF Institutional Mutual Funds' twenty-three separate investment portfolios or funds (the "Funds"). Under the Investment Company Act of 1940, as amended (the "1940 Act"), any fundamental policy of a registered investment company may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series. However, each Fund's investment objective, policies and principal investment strategies described in the Prospectus, as well as the investment restrictions contained in "Investment Policies and Risk Considerations" below, are not fundamental and therefore may be changed by the TIAA-CREF Institutional Mutual Funds' board of trustees (the "Board of Trustees" or the "Board") at any time. Each Fund, with the exception of the Real Estate Securities Fund, will be "diversified" within the meaning of the 1940 Act.

    Unless stated otherwise, each of the following investment policies and risk considerations apply to each Fund.

FUNDAMENTAL POLICIES

The following restrictions are fundamental policies of each Fund:
1. The Fund will not issue senior securities except as permitted by law.

2. The Fund will not borrow money, except: (a) each Fund may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 331/3 percent of the market value of that Fund's assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5 percent, or such greater amount as may be permitted by law, of that Fund's total assets taken at market value at the time of borrowing).

3. The Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio.

4. The Fund will not purchase real estate or mortgages directly.

5. The Fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein.

6. The Fund will not lend any security or make any other loan if, as a result, more than 33 1/3 percent of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

7. The Fund will not purchase any security on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

8. The Fund will not, with respect to at least 75 percent of the value of its total assets, invest more than 5 percent of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or hold more than 10 percent of the outstanding voting securities of any one issuer.

    The following restriction is a fundamental policy of each Fund other than the Real Estate Securities Fund.

9. The Fund will not invest 25 percent or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

    The Real Estate Securities Fund has a non-fundamental policy of investing more than 25 percent of its total assets in securities of issuers in the real estate industry.

INVESTMENT POLICIES

The following restrictions are non-fundamental policies of each Fund. These restrictions may be changed without the approval of the shareholders in the affected Fund.

    NON-EQUITY INVESTMENTS OF THE EQUITY FUNDS. The Equity Funds can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights. Pending more permanent investments or to use cash balances effectively, these Funds can hold the same types of money market instruments the Money Market Fund invests in (see Retail Share Class Prospectus,


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page 19, Institutional Share Class Prospectus, page 44, Retirement Share Class
Prospectus (18 funds), page 14, and Retirement Share Class Prospectus (9 funds), page 11), as well as other short-term instruments. These other instruments are the same type of instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in the Money Market Fund, or else do not meet the requirements for "First Tier Securities."

    When market conditions warrant, the Equity Funds can invest directly in debt securities similar to those the Bond Fund may invest in. The Equity Funds can also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

    TEMPORARY DEFENSIVE POSITIONS. During periods when Teachers Advisors, Inc. ("Advisors"), the investment manager for the Funds, believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of a Fund, a temporary defensive posture and (1) without limitation hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Fund's assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the Fund's investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses. To the extent that a Fund holds cash or invests in money market instruments, it may not achieve its investment objective.

    LIQUIDITY FACILITY. The Equity Funds participate in a $2.25 billion unsecured revolving credit facility, for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. The College Retirement Equities Fund ("CREF"), TIAA-CREF Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1, each of which is managed by Advisors or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating Funds. Interest associated with any borrowing under the facility will be charged to the borrowing Funds at rates that are based on the Federal Funds Rate in effect during the time of the borrowing.

    If a Fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a Fund to special risks, including greater fluctuations in net asset value in response to market changes.

    ILLIQUID INVESTMENTS. The Board has delegated responsibility to Advisors for determining the value and liquidity of investments held by each Fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A Fund will not purchase or otherwise acquire any investment, if as a result, more than 15 percent (10 percent in the case of the Money Market Fund) of its net assets (taken at current value) would be invested in illiquid investments.

    RESTRICTED SECURITIES. The Funds may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the "1933 Act"). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by a Fund of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The Board of Trustees from time to time may determine the liquidity of restricted securities.

    PREFERRED STOCK. The Funds can invest in preferred stock consistent with their investment objectives.

    OPTIONS AND FUTURES. Each of the Funds may engage in Leave the TOC wider than the margins, per client request. options and futures strategies to the extent permitted by the Securities and Exchange Commission ("SEC") and Commodity Futures Trading Commission ("CFTC"). We do not intend for any Fund to use options and futures strategies in a speculative manner but rather we would use them primarily as hedging techniques or for cash management purposes.

    OPTION-RELATED ACTIVITIES COULD INCLUDE: (1) selling of covered call option contracts and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and each Fund may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

    A call option is a short-term contract (generally for nine months or less) which gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

    A Fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the Fund, the Fund will realize a profit or loss on the transaction.

    A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case, the option would expire worthless and the entire premium would be lost.

    A Fund may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premiums of the put options bought and sold, the Fund would realize a profit or loss on the transaction.

    In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the Standard & Poor's 100 Index traded on the Chicago Board Options Exchange. There are also options


          Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION   B-3
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on futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a Fund's portfolio of securities. To the extent that a Fund's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before a Fund deals in any option.

    There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

    To the extent permitted by applicable regulatory authorities, each Fund may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a Fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts may be offset prior to the future date by executing an opposite futures contract transaction.

    A futures contract on an investment is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract--assuming a "long" position--a Fund legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract--assuming a "short" position--it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

    Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund usually will be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

    A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

    Stock index futures may be used to hedge the equity investments of each Fund with regard to market risk (involving the market's assessment of overall economic prospects), as distinguished from company risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, a Fund may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

    Unlike the purchase or sale of a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit in a custodial account an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5 percent of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

    There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Each Fund will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of each Fund's portfolio securities or instruments sought to be hedged.

    Successful use of futures contracts for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that where a Fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its port-


B-4   STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

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folio investments. However, we believe that over time the value of a Fund's portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if a Fund has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

    In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

    Each Fund may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that a Fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5 percent of the liquidation value of the Fund's portfolio, after-taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5 percent).

    Options and futures transactions may increase a Fund's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

    INVESTMENT COMPANIES. Each Fund can invest up to 5 percent of its assets in any single investment company and up to 10 percent of its assets in all other investment companies in the aggregate. However, no Fund can hold more than 3 percent of the total outstanding voting stock of any single investment company.

    FIRM COMMITMENT AGREEMENTS AND PURCHASE OF "WHEN-ISSUED" SECURITIES. Each Fund can enter into firm commitment agreements for the purchase of securities on a specified future date. When a Fund enters into a firm commitment agreement, liability for the purchase price--and the rights and risks of ownership of the securities--accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities, it will be required to segregate assets. See below, "Segregated Accounts."

DEBT INSTRUMENTS GENERALLY

    A debt instrument held by a Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

    RATINGS AS INVESTMENT CRITERIA. Nationally recognized statistical ratings organizations ("NRSRO") ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the Funds, Advisors also relies upon its own analysis to evaluate potential investments.

    Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Although neither event will require the sale of the securities by a Fund, Advisors will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that a NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

    CERTAIN INVESTMENT GRADE DEBT OBLIGATIONS. Although obligations rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P") are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while those obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

    U.S. GOVERNMENT DEBT SECURITIES. Some of the Funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Import-Export Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S.


          Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION   B-5

Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality. Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, a Fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the Fund.

    RISKS OF LOWER-RATED, LOWER QUALITY DEBT INSTRUMENTS. Lower-rated debt securities (I.E., those rated Ba or lower by Moody's or BB or lower by S&P) are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors' success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Funds' net asset value ("NAV"). In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in debt securities generally entails less risk than an investment in common stock of the same issuer.

    A Fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and the TIAA-CREF Institutional Mutual Funds anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the TIAA-CREF Institutional Mutual Funds to obtain accurate market quotations for purposes of valuing a Fund's assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.

    ZERO COUPON OBLIGATIONS. Some of the Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent a Fund is required to liquidate thinly traded securities, the Fund may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a Fund to pay distributions, that Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

    STRUCTURED OR INDEXED SECURITIES. Some of the Funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Fund's investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities because a Fund bears the risk of the Reference. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

    MORTGAGE-BACKED AND ASSET-BACKED SECURITIES GENERALLY. Some of the Funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage related securities such as government stripped mortgage related securities, adjustable- rate mortgage related securities and collateralized mortgage obligations. Some of the Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (I.E., credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

    Mortgage related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.


B-6   STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

    The average maturity of pass-through pools of mortgage related securities in which some of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

    ASSET-BACKED SECURITIES. Some of the Funds may invest in asset-backed securities. To date, several types of asset-backed securities have been offered to investors including automobile-loan receivables, interests in pools of credit card receivables, and home equity loans.

    MORTGAGE ROLLS. Some of the Funds may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon Advisors' ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage rolls can be successfully employed. For financial reporting and tax purposes, some of the Funds treat mortgage rolls as a financing transaction.

    LENDING OF SECURITIES. Subject to investment policy 6 on page B-2 (relating to loans of portfolio securities), each Fund may lend its securities to brokers and dealers that are not affiliated with Teachers Insurance and Annuity Association of America ("TIAA"), are registered with the SEC and are members of the National Association of Securities Dealers, Inc. ("NASD"), and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the U.S. Government (I.E., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102 percent of the current market value of the loaned securities, or such lesser percentage as may be permitted by the SEC (not to fall below 100 percent of the market value of the loaned securities), as reviewed daily. By lending its securities, a Fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of TIAA. The Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

    REPURCHASE AGREEMENTS. Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Fund's seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary government securities dealers or other domestic or foreign broker-dealers whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

    Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Fund entering into the agreement may otherwise invest.

    If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund entering into the agreement would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

    SWAP TRANSACTIONS. Each Fund may, to the extent permitted by the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

    By entering into a swap transaction, a Fund may be able to protect the value of a portion of its portfolio against declines in market value. Each Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there


          Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION   B-7
can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

    While a Fund will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the Fund entering into the agreement would be limited to the agreement's contractual remedies. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund's exposure in the event of default, it will usually enter into swap transactions on a net basis (I.E., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund's custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See "Segregated Accounts," below.

    Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments.

    To the extent that there is an imperfect correlation between the return a Fund is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. No Fund therefore will enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of any Fund to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Fund.

    SEGREGATED ACCOUNTS. In connection with when-issued securities, firm commitment and certain other transactions in which a Fund incurs an obligation to make payments in the future, a Fund may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, U.S. Government securities or other securities as may be permitted by law.

    CURRENCY TRANSACTIONS. The value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the Fund may engage in foreign currency transactions in connection with their investments in foreign securities. The Funds will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

    The Funds will conduct their currency exchange transactions either on a spot (I.E., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

    By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a Fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

    The Funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and "cross-hedge" transactions. In "cross-hedge" transactions, a Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

    The Funds may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

    The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

    There is no express limitation on the percentage of a Fund's assets that may be committed to foreign currency exchange contracts. A Fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where that Fund would be obligated to deliver an amount of foreign currency in excess of the value of that Fund's portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that the Fund's investment adviser believes will correlate closely to the currency's price movements. The Funds generally will not enter into forward contracts with terms longer than one year.

    REAL ESTATE SECURITIES. As described more fully in the Prospectus, the Real Estate Securities Fund will invest primarily in the equity and fixed-income securities of companies that are principally engaged in or related to


B-8   STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds
the real estate industry, including those that own significant real estate assets, such as real estate investment trusts ("REITs"). An issuer is principally "engaged in" or principally "related to" the real estate industry if at least 50 percent of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

    The Real Estate Securities Fund generally invests in common stocks, but may also, without limitation, invest in preferred stock, convertible securities, rights and warrants, and debt securities of issuers that are principally engaged in or related to the real estate industry, as well as publicly-traded limited partnerships that are principally engaged in or related to the real estate industry. In addition to these securities, the Real Estate Securities Fund may invest up to 20% of its total assets in equity and debt securities of issuers that are not principally engaged in or related to the real estate industry, including debt securities and convertible preferred stock and convertible debt securities rated less than Baa by Moody's or BBB by S&P. If held by the Real Estate Securities Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks, which include convertible securities, "when-issued" securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities. These investment practices and attendant risks are described in "Investment Policies and Risk Considerations" in this SAI.

    Investments in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate will be subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems.

    In addition to the risks discussed above, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, the Real Estate Securities Fund runs the risk that it will sell them at an inopportune time.

    FOREIGN INVESTMENTS. As described more fully in the Prospectus, certain Funds may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country- or region-specific risks and other considerations that may affect these investments.

    INVESTMENT IN EUROPE. The total European market (consisting of the European Union, the European Free Trade Association and Eastern European countries) contains over 450 million consumers, a market larger than either the U.S. or Japan. European businesses compete both intra-regionally and globally in a wide range of industries, and recent political and economic changes throughout Europe are likely further to expand the role of Europe in the global economy. As a result, a great deal of interest and activity has been generated aimed at understanding and benefiting from the "new" Europe that may result. The incipient aspects of major developments in Europe as well as other considerations means that there can be no guarantee that outcomes will be as anticipated or will have results that investors would regard as favorable.

    THE EUROPEAN UNION. The European Union ("EU") consists of Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, and the United Kingdom (the "EU Nations"), with a total population exceeding 370 million. The EU Nations have undertaken to establish, among themselves, a single market that is largely free of internal barriers and hindrances to the free movement of goods, persons, services and capital. Although it is difficult to predict when this goal will be fully realized, macro- and micro-economic adjustments already in train are indicative of significant increases in efficiency and the ability of the EU Nations to compete globally by simplifying product distribution networks, promoting economies of scale, and increasing labor mobility, among other effects.

    The establishment of the eleven-country European Monetary Union, a subset of the European Union countries, with its own central bank (the European Central
Bank), its own currency (the Euro) and a single interest rate structure, represents a new economic entity, the Euro-area. While authority for monetary policy thus shifts from national hands to an independent supranational body, sovereignty elsewhere remains largely at the national level. Uncertainties with regard to balancing of monetary policy against national fiscal and other political issues and their extensive ramifications represent important risk considerations for investors in these countries.

    INVESTMENT IN THE PACIFIC BASIN. The economies of the Pacific Basin vary widely in their stages of economic development. Some countries, such as Japan, Australia, Singapore, and Hong Kong, are considered advanced by Western standards. Others, such as Thailand, Indonesia, and Malaysia, are considered "emerging"--rapidly shifting from natural resource- and agriculture-based systems to more technologically advanced systems oriented toward manufacturing and services. The major reform of China's economy and political system continues to be an important influence on economic growth internally, and, through trade, across the region. Intra-regional trade has become increasingly important to a number of these economies. Japan, the second largest economy in the world, is the dominant economy in the Pacific Basin, with one of the highest per capita incomes in the world. Its extensive trade relationships also contribute to expectations for regional and global economic growth. Economic growth has historically been relatively strong in the region, but recent economic turmoil among the emerging economies, and unmitigated recessionary impulses in Japan, in the recent past have raised important questions with regard to prospective longer-term outcomes. Potential policy miscalculations or other events could pose important risks to equity investors in any of these economies.


          Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION   B-9

    INVESTMENT IN CANADA. Canada, a country rich in natural resources and a leading industrial country of the world, is by far the most important trading partner of the U.S. The U.S., Canada, and Mexico have entered into the North American Free Trade Agreement ("NAFTA"), which is expected to significantly benefit the economies of each of the countries through the more rational allocation of resources and production over the region. The trade adjustment process can be highly complex and controversial and could result in significant risks to all parties.

    INVESTMENT IN LATIN AMERICA. Latin America (including Mexico and Central America) has a population of approximately 455 million and is rich in natural resources. Important gains in the manufacturing sector have developed in several of the major countries in the region. A number of countries in the region have taken steps to reduce impediments to trade, most notably through NAFTA between the U.S., Canada and Mexico and the Mercosur agreement between Argentina, Brazil, Paraguay and Uruguay, with Chile as an associate member. Restrictions on international capital flows, intermittent problems with capital flight, and in some instances issues with regard to the repayment of sovereign debt and currency stability, however, remain important concerns in the region--exacerbating the risks in these equity markets. As a result, Latin American equity markets have been extremely volatile. Efforts to restructure these economies through privatization and fiscal and monetary reform have been met with some success, with gains in output growth and slowing rates of inflation in some countries. These efforts may result in attractive investment opportunities. However, history shows that large shifts in sentiment in markets elsewhere on the globe may very quickly reverberate among these markets, adding greater risk to already volatile markets. There can be no assurance that attempted reforms will ultimately be successful or will bring about results investors would regard as favorable.

    OTHER REGIONS. There are developments in other regions and countries around the world that could lead to additional investment opportunities. We will monitor these developments and may invest when appropriate.

    DEPOSITORY RECEIPTS. The Equity Funds can invest in American, European and Global Depository Receipts ("ADRs," "EDRs" and "GDRs"). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

    ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

    EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

    OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES. Each Fund may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, regardless of how these actions may affect the weight of the particular securities in the Fund's portfolio.

    INDUSTRY CONCENTRATIONS. None of the Funds, with the exception of the Real Estate Securities Fund, will concentrate more than 25 percent of its total assets in any one industry.

    PORTFOLIO TURNOVER. The transactions engaged in by the Funds are reflected in the Funds' portfolio turnover rates. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Funds' portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Funds and ultimately by the Funds' shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

    During 2000, the Bond Fund began accounting for dollar roll transactions as financing transactions. This had the effect of significantly lowering the portfolio turnover rate of the Fund for the year ended September 30, 2002 to
181.00 percent as compared to the Fund's portfolio turnover rate for the year ended September 30, 2001 of 266.50 percent.


B-10   STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

MANAGEMENT OF TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

TRUSTEES AND OFFICERS OF THE TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

The following table includes certain information about the TIAA-CREF Institutional Mutual Funds' trustees and officers, including positions held with the Funds, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The first table includes information about the Funds' disinterested trustees and the second table includes information about the Funds' interested trustees and officers.

  DISINTERESTED TRUSTEES

                                                                                                   NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                   IN FUND
                                      POSITION(S)      TERM OF OFFICE        PRINCIPAL             COMPLEX       OTHER
                                      HELD WITH        AND LENGTH OF         OCCUPATION(S)         OVERSEEN BY   DIRECTORSHIPS
 NAME, ADDRESS AND AGE                FUND             TIME SERVED           DURING PAST 5 YEARS   TRUSTEE       HELD BY TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
  Martin J. Gruber                    Trustee          Indefinite term.      Nomura Professor of   51            Director, Deutsche
  Stern School of Business.                            Trustee since 2000.   Finance, New York                   Asset Management
  Kaufman Management                                                         University, Stern                   B.T. Funds, Japan
  Education Center                                                           School of Business,                 Equity Fund, Inc.,
  44 West 4th Street, Suite 988                                              Formerly, Chairman,                 Singapore Equity
  New York, NY 10012                                                         Department of                       Fund, Inc., the
  Age: 65                                                                    Finance, New York                   Thai Equity Fund,
                                                                             University, Stern                   Inc. and the DB
                                                                             School of Business,                 Hedge Securities
                                                                             and Trustee of TIAA,                Fund, L.L.C.
                                                                             1996 - 2000.
-----------------------------------------------------------------------------------------------------------------------------------
  Nancy L. Jacob                      Trustee          Indefinite term.      President and         51            None
  Windermere Investment Associates                     Trustee since 1999.   Managing Principal,
  121 S.W. Morrison Street                                                   Windermere
  Suite 925                                                                  Investment
  Portland, OR 97204                                                         Associates.
  Age: 60                                                                    Formerly, Chairman
                                                                             and Chief Executive
                                                                             Officer, CTC
                                                                             Consulting, Inc.,
                                                                             and Executive Vice
                                                                             President, U.S.
                                                                             Trust of the Pacific
                                                                             Northwest.
-----------------------------------------------------------------------------------------------------------------------------------
  Stephen A. Ross                     Trustee          Indefinite term.      Franco Modigliani     51            Director, Freddie
  Sloan School of Management                           Trustee since 1999.   Professor of Finance                Mac; Co-Chairman,
  Massachusetts Institute                                                    and Economics, Sloan                Roll & Ross Asset
    of Technology                                                            School of                           Management Corp.;
  77 Massachusetts Avenue                                                    Management,                         and Principal, IV
  Cambridge, MA 02139                                                        Massachusetts                       Capital, Ltd.
  Age: 58                                                                    Institute of
                                                                             Technology,
                                                                             Co-Chairman, Roll &
                                                                             Ross Asset
                                                                             Management Corp.
                                                                             Formerly, Sterling
                                                                             Professor of
                                                                             Economics and
                                                                             Finance, Yale School
                                                                             of Management, Yale
                                                                             University.
-----------------------------------------------------------------------------------------------------------------------------------
  Nestor V. Santiago                  Trustee          Indefinite term.      Vice President and    51            Director, Bank-Fund
  Howard Hughes Medical Institute                      Trustee since 2000.   Chief Investment                    Credit Union and
  4000 Jones Bridge Road                                                     Officer, Howard                     Emerging Markets
  Chevy Chase, MD 20815                                                      Hughes Medical                      Growth Fund, Inc.
  Age: 53                                                                    Institute. Formerly,
                                                                             Investment
                                                                             Advisor/Head of
                                                                             Investment Office,
                                                                             International
                                                                             Monetary Fund.
-----------------------------------------------------------------------------------------------------------------------------------
  Maceo K. Sloan                      Trustee          Indefinite term.      Chairman and Chief    51            Director, SCANA
  NCM Capital Management Group, Inc.                   Trustee since 1999.   Executive Officer,                  Corporation and
  103 West Main Street, Suite 400                                            Sloan Financial                     M&F Bancorp, Inc.
  Durham, NC 27701-3638                                                      Group, Inc., and NCM
  Age: 53                                                                    Capital Management
                                                                             Group, Inc., since
                                                                             1991.
-----------------------------------------------------------------------------------------------------------------------------------
  Robert W. Vishny                    Trustee          Indefinite term.      Eric J. Gleacher      51            None
  University of Chicago                                Trustee since 1999.   Distinguished
  Graduate School of Business                                                Service Professor of
  1101 East 58th Street                                                      Finance, University
  Chicago, IL 60627                                                          of Chicago, Graduate
  Age: 43                                                                    School of Business.
                                                                             Founding Partner,
                                                                             LSV Asset
                                                                             Management.
-----------------------------------------------------------------------------------------------------------------------------------

 INTERESTED TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
  Herbert M. Allison, Jr.(1)          President and    Indefinite term.      President and Chief   51            Board Member,
  TIAA-CREF                           Chief Executive  President and         Executive Officer of                Forbes.com, Inc.
  730 Third Avenue                    Officer          Chief Executive       CREF, TIAA-CREF
  New York, NY 10017-3206                              Officer since 2002.   Mutual Funds,
  Age: 59                                                                    TIAA-CREF
                                                                             Institutional Mutual
                                                                             Funds, TIAA-CREF
                                                                             Life Funds and TIAA
                                                                             Separate Account
                                                                             VA-1 (these funds
                                                                             are collectively
                                                                             referred to as the
                                                                             "TIAA-CREF Funds")
                                                                             and TIAA. Chairman
                                                                             of TIAA. Formerly,
                                                                             President and Chief
                                                                             Executive Officer of
                                                                             University Alliance
                                                                             for Life-Long
                                                                             Learning, Inc., 2000
                                                                             - October 2002.
                                                                             National Finance
                                                                             Chairman,
                                                                             Presidential
                                                                             Campaign of Senator
                                                                             John McCain,
                                                                             1999-2000.
                                                                             President, Chief
                                                                             Operating Officer
                                                                             and Member of the
                                                                             Board of Directors
                                                                             of Merrill Lynch &
                                                                             Co., Inc., 1997-1999.
-----------------------------------------------------------------------------------------------------------------------------------

         Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION   B-11

                                                                                                      NUMBER OF
                                                                                                      PORTFOLIOS
                                                                                                      IN FUND
                               POSITION(S)          TERM OF OFFICE              PRINCIPAL             COMPLEX      OTHER
                               HELD WITH            AND LENGTH OF               OCCUPATION(S)         OVERSEEN BY  DIRECTORSHIPS
  NAME, ADDRESS AND AGE        FUND                 TIME SERVED                 DURING PAST 5 YEARS   TRUSTEE      HELD BY TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
   Martin L. Leibowitz(1)      Vice Chairman and    Indefinite term.            Vice Chairman and     51           None
   TIAA-CREF                   Chief Investment     Trustee and                 Chief Investment
   730 Third Avenue            Officer              Chief Investment Officer    Officer of the
   New York, NY 10017-3206                          since 1999.                 TIAA-CREF Funds.
   Age: 66                                          Indefinite term             Vice Chairman and
                                                    as officer.                 Chief Investment
                                                                                Officer of TIAA.
                                                                                Member of Board of
                                                                                Managers and
                                                                                President of
                                                                                TIAA-CREF Investment
                                                                                Management, LLC
                                                                                ("Investment
                                                                                Management").
                                                                                Director and
                                                                                President of
                                                                                Teachers Advisors,
                                                                                Inc. ("Advisors").
                                                                                Director of
                                                                                TIAA-CREF Life
                                                                                Insurance Company
                                                                                ("TIAA-CREF Life").
-----------------------------------------------------------------------------------------------------------------------------------
   Bevis Longstreth(2)         Trustee              Indefinite term.            Retired Partner,      51           Member of the
   Debevoise & Plimpton                             Trustee since 1999.         Debevoise &                        Board of
   919 Third Avenue                                                             Plimpton. Formerly,                Directors of
   New York, NY 10022-6225                                                      Partner and Of                     AMVESCAP, PLC and
   Age: 69                                                                      Counsel of Debevoise               Chairman of the
                                                                                & Plimpton, Adjunct                Finance Committee
                                                                                Professor at                       the Rockefeller
                                                                                Columbia University                Family Fund
                                                                                School of Law and
                                                                                Commissioner of the
                                                                                U.S. Securities and
                                                                                Exchange Commission.
-----------------------------------------------------------------------------------------------------------------------------------
   Richard J. Adamski(1)       Vice President       Indefinite term.            Vice President and    N/A          N/A
   TIAA-CREF                   and Treasurer        Vice President and          Treasurer of the
   730 Third Avenue                                 Treasurer since 1999.       TIAA-CREF Funds and
   New York, NY 10017-3206                                                      TIAA. Vice President
   Age: 61                                                                      and Treasurer of
                                                                                Investment
                                                                                Management,
                                                                                Services, TPIS,
                                                                                Advisors, TIAA-CREF
                                                                                Life, and TIAA-CREF
                                                                                Tuition Financing,
                                                                                Inc. ("Tuition
                                                                                Financing").
-----------------------------------------------------------------------------------------------------------------------------------
   C. Victoria Apter(1)        Executive Vice       Indefinite term.            Executive Vice        N/A          N/A
   TIAA-CREF                   President            Executive Vice President    President of the
   730 Third Avenue                                 since 2000.                 TIAA-CREF Funds and
   New York, NY 10017-3206                                                      TIAA. Formerly, Vice
   Age: 60                                                                      President,
                                                                                Retirement Services,
                                                                                CREF and TIAA.
-----------------------------------------------------------------------------------------------------------------------------------
   Scott C. Evans(1)           Executive Vice       Indefinite term.            Executive Vice        N/A          N/A
   TIAA-CREF                   President            Executive Vice President    President of the
   730 Third Avenue                                 since 1999.                 TIAA-CREF Funds and
   New York, NY 10017-3206                                                      TIAA. Executive Vice
   Age: 43                                                                      President of
                                                                                Investment
                                                                                Management and
                                                                                Advisors and
                                                                                Director of
                                                                                TIAA-CREF Life.
-----------------------------------------------------------------------------------------------------------------------------------
   Martin E. Galt, III(1)      President            Indefinite term.            Executive Vice        N/A          N/A
   TIAA-CREF                                        Executive Vice President    President and
   730 Third Avenue                                 since 2000.                 President, TIAA-CREF
   New York, NY 10017-3206                                                      Investment Products,
   Age: 61                                                                      CREF and TIAA.
                                                                                President of
                                                                                TIAA-CREF Mutual
                                                                                Funds, TIAA-CREF
                                                                                Institutional Mutual
                                                                                Funds, TIAA-CREF
                                                                                Life Funds and TIAA
                                                                                Separate Account
                                                                                VA-1. Formerly,
                                                                                Executive Vice
                                                                                President and
                                                                                President,
                                                                                Institutional
                                                                                Investments, Bank of
                                                                                America, and
                                                                                Principal Investment
                                                                                Officer,
                                                                                NationsBank.
                                                                                Director and
                                                                                President of Tuition
                                                                                Financing and TPIS
                                                                                and Director of
                                                                                TIAA-CREF Life and
                                                                                TIAA-CREF Trust
                                                                                Company.
 -----------------------------------------------------------------------------------------------------------------------------------
   Richard L. Gibbs(1)         Executive Vice       Indefinite term.            Executive Vice        N/A          N/A
   TIAA-CREF                   President            Executive Vice President    President of the
   730 Third Avenue                                 since 1999.                 TIAA-CREF Funds and
   New York, NY 10017-3206                                                      TIAA. Executive Vice
   Age: 55                                                                      President,
                                                                                Investment
                                                                                Management, Advisors
                                                                                and Tuition
                                                                                Financing and
                                                                                Director of
                                                                                TIAA-CREF and Life
                                                                                and Tuition
                                                                                Financing.
-----------------------------------------------------------------------------------------------------------------------------------
   Don W. Harrell(1)           Executive Vice       Indefinite term.            Executive Vice        N/A          N/A
   TIAA-CREF                   President            Executive Vice President    President of the
   730 Third Avenue                                 since 1999.                 TIAA-CREF Funds and
   New York, NY 10017-3206                                                      TIAA. Director of
   Age: 65                                                                      TIAA-CREF Life.
-----------------------------------------------------------------------------------------------------------------------------------
   Ira J. Hoch(1)              Executive Vice       Indefinite term.            Executive Vice        N/A          N/A
   TIAA-CREF                   President            Executive Vice President    President of the
   730 Third Avenue                                 since 2000.                 TIAA-CREF Funds and
   New York, NY 10017-3206                                                      TIAA. Formerly, Vice
   Age: 52                                                                      President,
                                                                                Retirement Services,
                                                                                CREF and TIAA.
-----------------------------------------------------------------------------------------------------------------------------------
   Matina S. Horner(1)         Executive Vice       Indefinite term.            Executive Vice        N/A          N/A
   TIAA-CREF                   President            Executive Vice President    President of the
   730 Third Avenue                                 since 1999.                 TIAA-CREF Funds and
   New York, NY 10017-3206                                                      TIAA. Director of
   Age: 63                                                                      TIAA-CREF Life.
-----------------------------------------------------------------------------------------------------------------------------------

B-12   STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

                                                                                                      NUMBER OF
                                                                                                      PORTFOLIOS
                                                                                                      IN FUND
                             POSITION(S)               TERM OF OFFICE            PRINCIPAL            COMPLEX      OTHER
                             HELD WITH                 AND LENGTH OF             OCCUPATION(S)        OVERSEEN BY  DIRECTORSHIPS
 NAME, ADDRESS AND AGE       FUND                      TIME SERVED               DURING PAST 5 YEARS  TRUSTEE      HELD BY TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
  E. Laverne Jones(1)        Vice President and        Indefinite term.          Vice President and   N/A          N/A
  TIAA-CREF                  Corporate Secretary       Vice President and        Corporate Secretary
  730 Third Avenue                                     Corporate Secretary       of the TIAA-CREF
  New York, NY 10017-3206                              since 1999.               Funds and TIAA.
  Age: 53
-----------------------------------------------------------------------------------------------------------------------------------
  Harry I. Klaristenfeld(1)  Executive Vice President  Indefinite term.          Executive Vice       N/A          N/A
  TIAA-CREF                  and Chief Actuary         Executive Vice President  President and Chief
  730 Third Avenue                                     and Chief Actuary         Actuary of the
  New York, NY 10017-3206                              since 2000.               TIAA-CREF Funds and
  Age: 52                                                                        TIAA. Formerly, Vice
                                                                                 President and Chief
                                                                                 Actuary, Retirement
                                                                                 Services, CREF and
                                                                                 TIAA. Executive Vice
                                                                                 President and Chief
                                                                                 Actuary of Services.
-----------------------------------------------------------------------------------------------------------------------------------
  Frances Nolan(1)           Executive Vice President  Indefinite term.          Executive Vice       N/A          N/A
  TIAA-CREF                                            Executive Vice President  President of the
  730 Third Avenue                                     since 2000.               TIAA-CREF Funds and
  New York, NY 10017-3206                                                        TIAA. Formerly, Vice
  Age: 45                                                                        President,
                                                                                 Retirement Services,
                                                                                 CREF and TIAA.
-----------------------------------------------------------------------------------------------------------------------------------
  Bertram L. Scott(1)        Executive Vice President  Indefinite term.          Executive Vice       N/A          N/A
  TIAA-CREF                                            Executive Vice President  President of the
  730 Third Avenue                                     since 2000.               TIAA-CREF Funds and
  New York, NY 10017-3206                                                        TIAA and Chairman of
  Age: 51                                                                        the Board, President
                                                                                 and Chief Executive
                                                                                 Officer of TIAA-CREF
                                                                                 Life. Formerly,
                                                                                 President and Chief
                                                                                 Executive Officer,
                                                                                 Horizon Mercy.
-----------------------------------------------------------------------------------------------------------------------------------
  Deanne J. Shallcross(1)    Executive Vice President  Indefinite term.          Executive Vice       N/A          N/A
  TIAA-CREF                                            Executive Vice President  President of the
  730 Third Avenue                                     since 1999.               TIAA-CREF Funds and
  New York, NY 10017-3206                                                        TIAA. Formerly, Vice
  Age: 53                                                                        President,
                                                                                 Marketing, CREF and
                                                                                 TIAA. Executive Vice
                                                                                 President of
                                                                                 Services.
-----------------------------------------------------------------------------------------------------------------------------------
  David A. Shunk(1)          Executive Vice President  Indefinite term.          Executive Vice       N/A          N/A
  TIAA-CREF                                            Executive Vice President  President of the
  730 Third Avenue                                     since 1999.               TIAA-CREF Funds and
  New York, NY 10017-3206                                                        TIAA. Formerly, Vice
  Age: 56                                                                        President,
                                                                                 Institutional &
                                                                                 Individual
                                                                                 Consulting Services,
                                                                                 CREF and TIAA.
                                                                                 President and Chief
                                                                                 Executive Officer of
                                                                                 Services and
                                                                                 Director of
                                                                                 TIAA-CREF Trust
                                                                                 Company.
-----------------------------------------------------------------------------------------------------------------------------------
  John A. Somers(1)          Executive Vice President  Indefinite term.          Executive Vice       N/A          N/A
  TIAA-CREF                                            Executive Vice President  President of the
  730 Third Avenue                                     since 1999.               TIAA-CREF Funds and
  New York, NY 10017-3206                                                        TIAA. Executive Vice
  Age: 58                                                                        President of
                                                                                 Investment
                                                                                 Management and
                                                                                 Advisors and
                                                                                 Director of
                                                                                 TIAA-CREF Life.
-----------------------------------------------------------------------------------------------------------------------------------
  Charles H. Stamm(1)        Executive Vice President  Indefinite term.          Executive Vice       N/A          N/A
  TIAA-CREF                                            Executive Vice President  President and
  730 Third Avenue                                     since 1999.               General Counsel of
  New York, NY 10017-3206                                                        the TIAA-CREF Funds
  Age: 64                                                                        and TIAA. Trustee of
                                                                                 Services. Director
                                                                                 of TPIS, Advisors,
                                                                                 TIAA-CREF Trust
                                                                                 Company, Tuition
                                                                                 Financing and
                                                                                 TIAA-CREF Life.
                                                                                 Member of Board of
                                                                                 Managers of
                                                                                 Investment
                                                                                 Management.
-----------------------------------------------------------------------------------------------------------------------------------
  Mary Ann Werner(1)         Executive Vice President  Indefinite term.          Executive Vice       N/A          N/A
  TIAA-CREF                                            Executive Vice President  President of
  730 Third Avenue                                     since 2000.               TIAA-CREF Funds and
  New York, NY 10017-3206                                                        TIAA and President,
  Age: 57                                                                        TIAA Shared
                                                                                 Services. Formerly,
                                                                                 Vice President, CREF
                                                                                 and TIAA. Executive
                                                                                 Vice President of
                                                                                 Services and
                                                                                 Director of
                                                                                 TIAA-CREF Life.
-----------------------------------------------------------------------------------------------------------------------------------
  James A. Wolf(1)           Executive Vice President  Indefinite term.          Executive Vice       N/A          N/A
  TIAA-CREF                                            Executive Vice President  President of the
  730 Third Avenue                                     since 2000.               TIAA-CREF Funds and
  New York, NY 10017-3206                                                        TIAA and President,
  Age: 57                                                                        TIAA Retirement
                                                                                 Services. Formerly,
                                                                                 Vice President,
                                                                                 Retirement Services,
                                                                                 CREF and TIAA.
                                                                                 Trustee of Services
                                                                                 and Director of
                                                                                 TIAA-CREF Life.
-----------------------------------------------------------------------------------------------------------------------------------

(1) The following individuals are "interested persons" under the 1940 Act because they are officers of the TIAA-CREF Institutional Mutual Funds: Mses. Apter, Horner, Jones, Nolan, Shallcross and Werner; and Messrs. Adamski, Allison, Evans, Galt, Gibbs, Harrell, Hoch, Klaristenfeld, Leibowitz, Scott, Shunk, Somers, Stamm and Wolf.

(2) Mr. Longstreth may be considered an "interested person" under the 1940 Act because he is associated with a law firm that has acted as counsel to the TIAA-CREF Institutional Mutual Funds or their affiliates.


         Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION   B-13

EQUITY OWNERSHIP OF TIAA-CREF INSTITUTIONAL MUTUAL FUNDS TRUSTEES

The following chart includes information relating to equity securities beneficially owned by the TIAA-CREF Institutional Mutual Funds trustees in the TIAA-CREF Institutional Mutual Funds and in the same "family of investment companies" as the TIAA-CREF Institutional Mutual Funds.1 The TIAA-CREF Institutional Mutual Funds' family of investment companies includes TIAA-CREF Institutional Mutual Funds, CREF, TIAA-CREF Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1.

DISINTERESTED TRUSTEES

                                                                        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                                                       REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
NAME OF TRUSTEE         DOLLAR RANGE OF EQUITY SECURITIES IN FUND               IN FAMILY OF INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------------------
Martin J. Gruber                          None                                            Over $100,000
--------------------------------------------------------------------------------------------------------------------------
Nancy L. Jacob                            None                                            Over $100,000
--------------------------------------------------------------------------------------------------------------------------
Stephen A. Ross                           None                                            Over $100,000
--------------------------------------------------------------------------------------------------------------------------
Nestor V. Santiago                        None                                            Over $100,000
--------------------------------------------------------------------------------------------------------------------------
Maceo K. Sloan                            None                                         $50,001 - $100,000
--------------------------------------------------------------------------------------------------------------------------
Robert W. Vishny                          None                                          $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------------


INTERESTED TRUSTEES

                                                                       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                                                       REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
NAME OF TRUSTEE         DOLLAR RANGE OF EQUITY SECURITIES IN FUND               IN FAMILY OF INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------------------
Martin L. Leibowitz                       None                                            Over $100,000
--------------------------------------------------------------------------------------------------------------------------
Bevis Longstreth                          None                                            Over $100,000
--------------------------------------------------------------------------------------------------------------------------

(1) Beneficial ownership information is as of December 31, 2002.

TRUSTEE AND OFFICER COMPENSATION

The following table shows the compensation received from the Funds and the TIAA-CREF fund complex by each non-officer trustee for the fiscal year ending September 30, 2002. The Funds' officers receive no compensation from any fund in the TIAA-CREF fund complex. The TIAA-CREF fund complex consists of: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Mutual Funds, each a registered investment company.

TIAA-CREF Institutional Mutual Funds has a long-term performance deferred compensation plan for non-employee trustees. Under this unfunded plan, annual contributions equal to half the amount of the basic annual trustee stipend are allocated to notional CREF and TIAA accounts, in predetermined percentages. Benefits will be paid in a lump sum after the Trustee leaves the Board. Pursuant to a separate deferred compensation plan, non-employee Trustees also have the option to defer payment of their basic stipend and allocate it to notional TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also paid in a lump sum after the trustee leaves the Board.

DISINTERESTED TRUSTEES

                           COMPENSATION AGGREGATE        LONG-TERM PERFORMANCE DEFERRED      TOTAL COMPENSATION PAID FROM
NAME                     COMPENSATION FROM THE FUND  TOTAL CONTRIBUTION AS PART OF EXPENSES      TIAA-CREF COMPLEX(1)
---------------------------------------------------------------------------------------------------------------------------
Martin J. Gruber                   $1,793                             $564                             $ 93,375
---------------------------------------------------------------------------------------------------------------------------
Nancy L. Jacob                     $1,592                             $564                             $ 82,875
---------------------------------------------------------------------------------------------------------------------------
Stephen A. Ross(2)                 $2,096                             $564                             $109,125
---------------------------------------------------------------------------------------------------------------------------
Nestor V. Santiago(2)              $1,649                             $564                             $ 85,875
---------------------------------------------------------------------------------------------------------------------------
Maceo K. Sloan                     $1,736                             $564                             $ 90,375
---------------------------------------------------------------------------------------------------------------------------
Robert W. Vishny                   $1,649                             $564                             $ 85,875
---------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
Bevis Longstreth(2)                $1,736                             $564                             $ 90,375
---------------------------------------------------------------------------------------------------------------------------

(1) Includes portion of fees attributed to service on the CREF board, TIAA-CREF Mutual Funds board, and the TIAA-CREF Life Funds board, as applicable.

(2) This compensation, or a portion of it, was not actually paid based on prior election of trustee to defer receipt of payment in accordance with the provisions of deferred compensation plan for non-officer trustees. Excluding this year's deferrals, a total of $914,466 earned across the fund complex has been deferred for prior years' service, including interest through September 30, 2002, for all current trustees who had elected to defer their compensation.


B-14   STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

BOARD COMMITTEES

Every year, the Board of Trustees appoints certain committees with specific responsibilities for aspects of the TIAA-CREF Institutional Mutual Funds' operations. Included among these are:

(1) An Audit Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Institutional Mutual Funds, which audits and examines the records and affairs of the TIAA-CREF Institutional Mutual Funds as it deems necessary, using independent auditors or others. The Audit Committee has adopted a formal written charter that is available upon request. During 2002, the Audit Committee held six meetings. The current members of the Audit Committee are Mr. Sloan (chair), Dr. Gruber and Mr. Santiago.

(2) A Finance Committee, which oversees the management of the TIAA-CREF Institutional Mutual Funds' investments subject to appropriate oversight by the full Board of Trustees. During 2002, the Finance Committee held four meetings. The current members of the Finance Committee are Mr. Leibowitz (chair), Dr. Gruber, Dr. Jacob, Mr. Longstreth, Dr. Ross, Mr. Santiago, Mr. Sloan and Dr. Vishny.

(3) A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Institutional Mutual Funds, which addresses all corporate social responsibility and corporate governance issues, including the voting of the TIAA-CREF Institutional Mutual Funds' shares and the initiation of appropriate shareholder resolutions. During 2002, the Corporate Governance and Social Responsibility Committee held five meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Longstreth (chair), Mr. Santiago and Dr. Vishny.

(4) An Executive Committee, which generally is vested with full board powers between board meetings on matters not specifically addressed by the full Board. During 2002, the Executive Committee held five meetings. The current members of the Executive Committee are Mr. Leibowitz (chair), Dr. Gruber and Dr. Ross.

(5) A Nominating and Personnel Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Institutional Mutual Funds, which nominates certain TIAA-CREF Institutional Mutual Funds' officers and the standing committees of the Board, and recommends candidates for election as trustees. During 2002, the Nominating and Personnel Committee held eight meetings. The current members of the Nominating and Personnel Committee are Dr. Ross (chair), Dr. Jacob and Dr. Vishny.

(6) A Products and Services Committee, formed in November, 2002, which shall review and oversee the design, development, improvement, and marketing of new and existing products and services. During 2002, the Products and Services Committee held no meetings. The current members of the Products and Services Committee are Mr. Leibowitz (chair), Dr. Gruber and Dr. Ross.

    The Nominating and Personnel Committee will consider potential nominees for trustees recommended by investors. Investors can recommend nominees by writing to the Secretary of the TIAA-CREF Institutional Mutual Funds. The Secretary's address is: 730 Third Avenue, New York, New York 10017-3206.


RESPONSIBILITIES OF THE BOARD

    The Funds' trustees are responsible for overseeing the Funds' corporate policies and for adhering to fiduciary standards under the 1940 Act. Most significantly, the Board is responsible for the initial approval and annual renewal of the Fund's investment management agreement with Advisors. Under the agreement, Advisors assumes responsibility for providing to, or obtaining for, the Funds investment advisory services. In considering whether to initially approve the investment management agreement and renew the agreement annually thereafter, the Board considered the investment management fee structure of each of the Funds in light of a variety of factors, including (a) the nature and quality of services provided to the Fund and its shareholders, (b) Advisors' anticipated costs in providing those services, (c) the reasonableness of the investment management fees and how such fees compared to fees paid by other similar mutual funds, and (d) other benefits derived in connection with Advisors' relationship with the Fund.

    As part of its consideration of the quality of services provided by Advisors to the Fund and its shareholders, the Board reviewed the relative performance of each Fund. The Board also reviewed Advisors' anticipated profit/loss situation in providing the services to the Funds. The Board considered Advisors' anticipated profit/loss situation to be reasonable in relation to the nature, quality and cost of Advisors' services. In considering the investment management fees charged under the agreement, the Board reviewed the investment management fees of other similarly situated fund complexes. The Board further reviewed the expense ratios of each Fund relative to other mutual funds, and noted that that the expense ratios compared favorably to those of other funds.


         Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION   B-15

Principal Holders of Securities

As of December 31, 2002, the following persons are known by the Fund to hold beneficially 5% or more of the outstanding shares of the following classes of
Funds:

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA*
730 THIRD AVENUE
NEW YORK, NY 10017

FUND                                                         PERCENT OF HOLDINGS
--------------------------------------------------------------------------------
Large-Cap Value Fund, Retail Class Shares                          92.84%
--------------------------------------------------------------------------------
Mid-Cap Growth Fund, Retail Class Shares                           83.88%
--------------------------------------------------------------------------------
Mid-Cap Value Fund, Retail Class Shares                            79.07%
--------------------------------------------------------------------------------
Small-Cap Equity Fund, Retail Class Shares                         86.96%
--------------------------------------------------------------------------------
Real Estate Securities Fund, Retail Class Shares                   85.36%
--------------------------------------------------------------------------------
Inflation-Linked Bond Fund, Retail Class Shares                    78.17%
--------------------------------------------------------------------------------
Mid-Cap Growth Fund, Institutional Class Shares                    41.70%
--------------------------------------------------------------------------------
Mid-Cap Value Fund, Institutional Class Shares                     13.30%
--------------------------------------------------------------------------------
Large-Cap Growth Index Fund, Institutional Class Shares            99.13%
--------------------------------------------------------------------------------
Large-Cap Value Index Fund, Institutional Class Shares             98.22%
--------------------------------------------------------------------------------
S&P 500 Index Fund, Institutional Class Shares                     81.56%
--------------------------------------------------------------------------------
Mid-Cap Growth Index Fund, Institutional Class Shares              99.62%
--------------------------------------------------------------------------------
Mid-Cap Value Index Fund, Institutional Class Shares               98.16%
--------------------------------------------------------------------------------
Mid-Cap Blend Index Fund, Institutional Class Shares               94.45%
--------------------------------------------------------------------------------
Small-Cap Growth Index Fund, Institutional Class Shares            99.42%
--------------------------------------------------------------------------------
Small-Cap Value Index Fund, Institutional Class Shares             95.72%
--------------------------------------------------------------------------------
Small-Cap Blend Index Fund, Institutional Class Shares             93.44%
--------------------------------------------------------------------------------
International Equity Index Fund, Institutional Class Shares        92.15%
--------------------------------------------------------------------------------
Social Choice Equity Fund, Institutional Class Shares              35.85%
--------------------------------------------------------------------------------
Growth & Income Fund, Retirement Class Shares                      99.85%
--------------------------------------------------------------------------------
International Equity Fund, Retirement Class Shares                 99.77%
--------------------------------------------------------------------------------
Large-Cap Value Fund, Retirement Class Shares                      99.63%
--------------------------------------------------------------------------------
Mid-Cap Growth Fund, Retirement Class Shares                       99.40%
--------------------------------------------------------------------------------
Mid-Cap Value Fund, Retirement Class Shares                        99.61%
--------------------------------------------------------------------------------
Small-Cap Equity Fund, Retirement Class Shares                     99.77%
--------------------------------------------------------------------------------
Large-Cap Growth Index Fund, Retirement Class Shares               99.87%
--------------------------------------------------------------------------------
Large-Cap Value Index Fund, Retirement Class Shares                99.77%
--------------------------------------------------------------------------------
Mid-Cap Growth Index Fund, Retirement Class Shares                 99.69%
--------------------------------------------------------------------------------
Mid-Cap Value Index Fund, Retirement Class Shares                  99.66%
--------------------------------------------------------------------------------
Mid-Cap Blend Index Fund, Retirement Class Shares                  99.61%
--------------------------------------------------------------------------------
Small-Cap Growth Index Fund, Retirement Class Shares               99.50%
--------------------------------------------------------------------------------
Small-Cap Value Index Fund, Retirement Class Shares                99.82%
--------------------------------------------------------------------------------
Small-Cap Blend Index Fund, Retirement Class Shares                99.85%
--------------------------------------------------------------------------------
International Equity Index Fund, Retirement Class Shares           98.69%
--------------------------------------------------------------------------------
Real Estate Securities Fund, Retirement Class Shares               99.92%
--------------------------------------------------------------------------------
Social Choice Equity Fund, Retirement Class Shares                 99.66%
--------------------------------------------------------------------------------
S&P 500 Index Fund, Retirement Class Shares                        99.92%
--------------------------------------------------------------------------------

TIAA-CREF TRUST COMPANY, FSB ("TRUST COMPANY")**
211 NORTH BROADWAY - SUITE 1000
ST. LOUIS, MO 63102

FUND                                                         PERCENT OF HOLDINGS
--------------------------------------------------------------------------------
Growth Equity Fund, Institutional Class Shares                     23.52%
--------------------------------------------------------------------------------
Growth & Income Fund, Institutional Class Shares                   27.27%
--------------------------------------------------------------------------------
International Equity Fund, Institutional Class Shares              23.66%
--------------------------------------------------------------------------------
Large-Cap Value Fund, Institutional Class Shares                   38.47%
--------------------------------------------------------------------------------
Mid-Cap Growth Fund, Institutional Class Shares                    21.36%
--------------------------------------------------------------------------------
Mid-Cap Value Fund, Institutional Class Shares                     46.20%
--------------------------------------------------------------------------------
Small-Cap Equity Fund, Institutional Class Shares                  54.64%
--------------------------------------------------------------------------------
Equity Index Fund, Institutional Class Shares                       6.59%
--------------------------------------------------------------------------------
S&P 500 Index Fund, Institutional Class Shares                      9.05%
--------------------------------------------------------------------------------
Mid-Cap Blend Index Fund, Institutional Class Shares                5.42%
--------------------------------------------------------------------------------
Small-Cap Blend Index Fund, Institutional Class Shares              6.24%
--------------------------------------------------------------------------------
International Equity Index Fund, Institutional Class Shares         7.81%
--------------------------------------------------------------------------------
Real Estate Securities Fund, Institutional Class Shares            86.58%
--------------------------------------------------------------------------------
Social Choice Equity Fund, Institutional Class Shares               7.84%
--------------------------------------------------------------------------------
Bond Fund, Institutional Class Shares                              16.25%
--------------------------------------------------------------------------------
Inflation-Linked Bond Fund, Institutional Class Shares             96.82%
--------------------------------------------------------------------------------

CONNECTICUT HIGHER EDUCATION TRUST
C/O CONNECTICUT OFFICE OF THE TREASURER
55 ELM STREET
HARTFORD, CT 06106

FUND                                                         PERCENT OF HOLDINGS
--------------------------------------------------------------------------------
Growth & Income Fund, Institutional Class Shares                    5.30%
--------------------------------------------------------------------------------

GOLDEN STATE SCHOLARSHARE COLLEGE SAVINGS TRUST
C/O SCHOLARSHARE INVESTMENT BOARD
CALIFORNIA STATE TREASURERS OFFICE
915 CAPITOL MALL
SACRAMENTO, CA 95814

FUND                                                         PERCENT OF HOLDINGS
--------------------------------------------------------------------------------
Growth & Income Fund, Institutional Class Shares                   15.83%
--------------------------------------------------------------------------------
International Equity Fund, Institutional Class Shares               7.63%
--------------------------------------------------------------------------------
Social Choice Equity Fund, Institutional Class Shares              27.85%
--------------------------------------------------------------------------------

MICHIGAN EDUCATION SAVINGS PROGRAM
P.O. BOX 30361
LANSING, MI 48909-7861

FUND                                                         PERCENT OF HOLDINGS
--------------------------------------------------------------------------------
International Equity Fund, Institutional Class Shares               5.25%
--------------------------------------------------------------------------------
Growth Equity Fund, Institutional Class Shares                      8.07%
--------------------------------------------------------------------------------

MISSOURI SAVING FOR TUITION PROGRAM
THE MISSOURI HIGHER EDUCATION SAVINGS PROGRAM BOARD
C/O TIAA TUITION FINANCING, INC.

P.O. BOX 66797
ST. LOUIS, MO 63166-6797

FUND                                                         PERCENT OF HOLDINGS
--------------------------------------------------------------------------------
Growth & Income Fund, Institutional Class Shares                    8.66%
--------------------------------------------------------------------------------


B-16   STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

NEW YORK'S COLLEGE SAVINGS PROGRAM
P.O. BOX 1010
NEW YORK, NY 10021-1010

FUND                                                         PERCENT OF HOLDINGS
--------------------------------------------------------------------------------
Equity Index Fund, Institutional Class Shares                      28.98%
--------------------------------------------------------------------------------
Bond Fund, Institutional Class Shares                              11.54%
--------------------------------------------------------------------------------
Money Market Fund, Institutional Class Shares                      46.90%
--------------------------------------------------------------------------------

MARY B. BROWNE
34 RIDGEWAY AVENUE
WEST ORANGE, NJ 07052

FUND                                                         PERCENT OF HOLDINGS
--------------------------------------------------------------------------------
Mid-Cap Value Fund, Institutional Class Shares                      5.28%
--------------------------------------------------------------------------------

CHAMINADE COLLEGE PREP SCHOOL
425 S. LINDBERGH BOULEVARD
ST. LOUIS, MO 63131

FUND                                                         PERCENT OF HOLDINGS
--------------------------------------------------------------------------------
Large-Cap Value Fund, Institutional Class Shares                   10.27%
--------------------------------------------------------------------------------

COMMUNITY FUNDS, INC.
2 PARK AVENUE
NEW YORK, NY 10016

FUND                                                         PERCENT OF HOLDINGS
--------------------------------------------------------------------------------
Growth Equity Fund, Institutional Class Shares                     17.41%
--------------------------------------------------------------------------------
Growth & Income Fund, Institutional Class Shares                    8.75%
--------------------------------------------------------------------------------

THE DANFORTH FOUNDATION
211 N. BROADWAY, SUITE 2390
ST. LOUIS, MO 63102

FUND                                                         PERCENT OF HOLDINGS
--------------------------------------------------------------------------------
Bond Fund, Institutional Class Shares                               6.87%
--------------------------------------------------------------------------------
Equity Index Fund, Institutional Class Shares                      10.44%
--------------------------------------------------------------------------------
Money Market Fund, Institutional Class Shares                      10.07%
--------------------------------------------------------------------------------

MIMI MILNER ELROD
207 WHITE STREET
LEXINGTON, VA 24450

FUND                                                         PERCENT OF HOLDINGS
--------------------------------------------------------------------------------
Mid-Cap Growth Fund, Institutional Class Shares                    10.01%
--------------------------------------------------------------------------------

FLEET NATIONAL BANK
50 KENNEDY PLAZA
RIDE03611E
ROCHESTER, NY 02903-2305

FUND                                                         PERCENT OF HOLDINGS
--------------------------------------------------------------------------------
Social Choice Equity Fund, Institutional Class Shares              16.10%
--------------------------------------------------------------------------------

GRAND VALLEY STATE UNIVERSITY
ONE CAMPUS DRIVE
201 LAKE MICHIGAN HALL
ALLENDALE, MI 49401

FUND                                                         PERCENT OF HOLDINGS
--------------------------------------------------------------------------------
Large-Cap Value Fund, Institutional Class Shares                    7.26%
--------------------------------------------------------------------------------
Small-Cap Equity Fund, Institutional Class Shares                  12.91%
--------------------------------------------------------------------------------

GERARD W. HOFFMAN
445 3RD STREET
BROOKLYN, NY 11215

FUND                                                         PERCENT OF HOLDINGS
--------------------------------------------------------------------------------
Mid-Cap Value Fund, Institutional Class Shares                     11.55%
--------------------------------------------------------------------------------

ICIA
11242 WAPLES MILL ROAD, SUITE 200
FAIRFAX, VA 22030

FUND                                                         PERCENT OF HOLDINGS
--------------------------------------------------------------------------------
Large-Cap Value Fund, Institutional Class Shares                    6.74%
--------------------------------------------------------------------------------
Small-Cap Equity Fund, Institutional Class Shares                  19.99%
--------------------------------------------------------------------------------

THE INTERNATIONAL CENTRE FOR DIARRHOEAL DISEASE RESEARCH,
BANGLADESH/CENTRE FOR HEALTH & POPULATION RESEARCH ENDOWMENT FUND
10630 LITTLE PATUXENT PARKWAY, CENTURY PLAZA, SUITE 126
COLUMBIA, MD 21044

FUND                                                         PERCENT OF HOLDINGS
--------------------------------------------------------------------------------
Social Choice Equity Fund, Institutional Class Shares               6.80%
--------------------------------------------------------------------------------

IOWA STATE UNIVERSITY FOUNDATION
2505 ELWOOD DRIVE
AMES, IA 50010-8644

FUND                                                         PERCENT OF HOLDINGS
--------------------------------------------------------------------------------
S&P 500 Index Fund, Institutional Class Shares                      9.39%
--------------------------------------------------------------------------------

LONGVIEW FOUNDATION
1616 H STREET NW, SUITE 400
WASHINGTON, D.C. 20006-4903

FUND                                                         PERCENT OF HOLDINGS
--------------------------------------------------------------------------------
Large-Cap Value Fund, Institutional Class Shares                    9.34%
--------------------------------------------------------------------------------
Real Estate Securities Fund, Institutional Class Shares            11.52%
--------------------------------------------------------------------------------

JAMES S. MCDONNELL FOUNDATION
1034 S. BRENTWOOD BLVD., SUITE 1860
ST. LOUIS, MO 63117-1229

FUND                                                         PERCENT OF HOLDINGS
--------------------------------------------------------------------------------
International Equity Fund, Institutional Class Shares              12.86%
--------------------------------------------------------------------------------

MCKENDREE COLLEGE
701 COLLEGE ROAD
LEBANON, IL 62254

FUND                                                         PERCENT OF HOLDINGS
--------------------------------------------------------------------------------
Mid-Cap Growth Fund, Institutional Class Shares                    21.36%
--------------------------------------------------------------------------------
Small-Cap Equity Fund, Institutional Class Shares                   7.41%
--------------------------------------------------------------------------------
Mid-Cap Value Fund, Institutional Class Shares                      7.18%
--------------------------------------------------------------------------------

DONALD H. NAFTULIN
12146 LA CASA LANE
LOS ANGELES, CA 90049

FUND                                                         PERCENT OF HOLDINGS
--------------------------------------------------------------------------------
Large-Cap Value Fund, Institutional Class Shares                    5.66%
--------------------------------------------------------------------------------


         Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION   B-17

OKLAHOMA CHRISTIAN UNIVERSITY
2501 E. MEMORIAL ROAD
OKLAHOMA CITY, OK 73136

FUND                                                         PERCENT OF HOLDINGS
--------------------------------------------------------------------------------
Large-Cap Value Fund, Institutional Class Shares                   14.35%
--------------------------------------------------------------------------------
Mid-Cap Growth Fund, Institutional Class Shares                    14.44%
--------------------------------------------------------------------------------

HOMAS EDWIN OWEN
0914 BAR X TRAIL
ELOTES, TX 78023-4043

FUND                                                         PERCENT OF HOLDINGS
--------------------------------------------------------------------------------
Mid-Cap Value Fund, Institutional Class Shares                     10.51%
--------------------------------------------------------------------------------

NICHOLAS J. PATRONAS
10729 ARDNAVE PLACE
POTOMAC, MD 20854

FUND                                                         PERCENT OF HOLDINGS
--------------------------------------------------------------------------------
Mid-Cap Growth Fund, Institutional Class Shares                     8.01%
--------------------------------------------------------------------------------

MORRIS G. & BERNICE SHANKER
15712 CHADBOURNE ROAD
SHAKER HEIGHTS, OH 44120

FUND                                                         PERCENT OF HOLDINGS
--------------------------------------------------------------------------------
Mid-Cap Value Fund, Institutional Class Shares                      5.97%
--------------------------------------------------------------------------------

    As of December 31, 2002, the following entity is known by the Fund to hold, as recordholder, 5% or more of the outstanding shares of the following Funds. These amounts may include beneficial ownership of more than 5% of the outstanding shares of the respective Funds by persons whose interests in the shares of the respective Funds are held of record by the listed entity:

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
ATTENTION: MUTUAL FUNDS DEPARTMENT, 5TH FLOOR
NEW YORK, NY 10281-1003

FUND                                                         PERCENT OF HOLDINGS
--------------------------------------------------------------------------------
Mid-Cap Value Fund, Retail Class Shares                             6.40%
--------------------------------------------------------------------------------
Small-Cap Equity Fund, Retail Class Shares                          5.26%
--------------------------------------------------------------------------------

* TIAA, a New York State chartered insurance company, holds these shares in exchange for providing the initial seed capital to these Funds.

** The Trust Company, a federal savings bank, holds these shares in a fiduciary capacity for its clients. The Trust Company has investment discretion over these shares.

    The current trustees and officers of the Fund, as a group, beneficially own less than 1% of the shares of each class of each Fund.

    Any person owning more than 25% of each Fund's shares may be considered a "controlling person" of that Fund. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.


Investment Advisory and
Other Services

As explained in the Prospectus, investment advisory and related services for each of the Funds are provided by personnel of Advisors. Advisors manages the investment and reinvestment of the assets of each Fund, subject to the direction and control of the Finance Committee of the Board of Trustees.

    TIAA, an insurance company, holds all of the shares of TIAA-CREF Enterprises, Inc. ("Enterprises"), which in turn holds all of the shares of Advisors and of Teachers Personal Investors Services, Inc. ("TPIS"), the principal underwriter for the TIAA-CREF Institutional Mutual Funds. TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, Inc. ("Services") and TIAA-CREF Investment Management, LLC ("Investment Management"). Services acts as the principal underwriter, and Investment Management provides investment advisory services, to CREF, a companion organization to TIAA. All of the foregoing are affiliates of the TIAA-CREF Institutional Mutual Funds and Advisors.

    Investment management fees are payable monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectus. Prior to October 1, 2002, under the investment management agreement between the TIAA-CREF Institutional Mutual Funds and Advisors, Advisors had agreed to waive a portion of the investment management fees payable to Advisors for services it provided under the investment management agreement.

    The table below reflects, for the fiscal years ended September 30, 2000, 2001 and 2002, for the seven original Funds first offered publicly on July 1, 1999 (the Growth Equity Fund, Growth & Income Fund, International Equity Fund, Equity Index Fund, Social Choice Equity Fund, Bond Fund and Money Market Fund),
(i) the total dollar amount of investment management fees for each Fund, (ii) the amount of the waiver of the portion of the investment management fee attributable to each Fund, and (iii) the net investment management fees for each Fund after such waivers.


B-18   STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

                                                  GROSS                                              WAIVED
----------------------------------------------------------------------------------------------------------------------------------
                              FISCAL YEAR      FISCAL YEAR      FISCAL YEAR       FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
                            ENDED SEPT. 30,  ENDED SEPT. 30,  ENDING SEPT. 30,  ENDED SEPT. 30,  ENDED SEPT. 30,  ENDING SEPT. 30,
                                 2002             2001             2000              2002             2001             2000
----------------------------------------------------------------------------------------------------------------------------------
Growth Equity Fund             $ 671,063         $333,725         $183,021          $204,236         $101,568          $55,702
----------------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund           $ 787,576         $282,856         $ 87,801          $239,697         $ 86,087          $26,722
----------------------------------------------------------------------------------------------------------------------------------
International Equity Fund      $ 512,578         $272,038         $143,811          $170,869         $ 90,679          $47,937
----------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund              $ 534,490         $138,133         $ 72,448          $207,857         $ 53,718          $28,174
----------------------------------------------------------------------------------------------------------------------------------
Social Choice Equity Fund       $ 67,013         $ 53,985         $ 53,059          $ 24,689         $ 19,889          $19,548
----------------------------------------------------------------------------------------------------------------------------------
Bond Fund                     $1,223,317         $411,567         $170,515          $339,814         $114,324          $47,365
----------------------------------------------------------------------------------------------------------------------------------
Money Market Fund              $ 263,420         $ 46,735         $ 38,243          $ 87,807         $ 15,578          $12,747
----------------------------------------------------------------------------------------------------------------------------------


                               NET
---------------------------------------------------------------
   FISCAL YEAR             FISCAL YEAR           FISCAL YEAR
 ENDED SEPT. 30,         ENDED SEPT. 30,       ENDING SEPT. 30,
      2002                    2001                  2000
---------------------------------------------------------------
     $466,827                $232,157               $127,319
---------------------------------------------------------------
     $547,879                $196,769               $ 61,079
---------------------------------------------------------------
     $341,709                $181,359               $ 95,874
---------------------------------------------------------------
     $326,633                $ 84,415               $ 44,274
---------------------------------------------------------------
     $ 42,324                $ 34,096               $ 33,511
---------------------------------------------------------------
     $883,503                $297,243               $123,150
---------------------------------------------------------------
     $175,613                $ 31,157               $ 25,496
---------------------------------------------------------------

    The total dollar amount of investment management fees for the Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Large-Cap Growth Index, Large-Cap Value Index, S&P 500 Index, Mid-Cap Growth Index, Mid-Cap Value Index, Mid-Cap Blend Index, Small-Cap Growth Index, Small-Cap Value Index, Small-Cap Blend Index, International Equity Index, Real Estate Securities and Inflation-Linked Bond Funds for the period September 4, 2002 (commencement of operations) to September 30, 2002 were $1,152, $574, $567, $1,144, $1,902,
$1,745, $1,320, $695, $694, $784, $1,409, $1,264, $1,207, $1,431, $1,321 and
$1,469, respectively.

SERVICE AGREEMENT

In 2002, the TIAA-CREF Institutional Mutual Funds entered into a Service Agreement ("Service Agreement") with Advisors, whereby Advisors has agreed to provide or arrange for the provision of a variety of services for the ordinary operation of the TIAA-CREF Institutional Mutual Funds, including, but not limited to, transfer agency, accounting and administrative services.

    Specific transfer agency services include: (1) receiving orders for the purchase of Fund shares, issuing shares upon receipt of such orders, and recording the issuance of shares; (2) receiving redemption requests; (3) effecting transfers of shares; (4) preparing and transmitting payments for dividends and distributions; (5) maintaining records for shareholder accounts;
(6) maintaining shareholder relations, including preparing necessary reports and other information and services; (7) performing shareholder services funded by any shareholder service plan; and (8) performing any other customary services of a transfer agent or dividend-disbursing agent for a registered investment company.

    Specific accounting services include: (1) monitoring expenses and preparation and updating expense budgets; (2) preparing and filing Forms N-SAR;
(3) preparing financial information for meetings of the Board of Trustees; (4) calculating the net asset value of each Fund and the net asset value per share of each class of shares; (5) calculating total return and other statistical information; (6) calculating dividend amounts available for distribution and notifying transfer agent of authorized dividend rates; (7) preparing financial statements; (8) monitoring portfolio activity; (9) determining the allocation of invoices among Funds and authorizing payment of expenses; (10) maintaining accounting records for each Fund and making appropriate representations in conjunction with audits; (11) preparing federal, state and local tax returns and reports; (12) coordinating review and approval of dividends by management and auditors and portfolio listings to be included in financial statements; and (13) performing any other customary accounting services for a registered investment company.

    Specific administrative services include: (1) preparing materials and minutes for meetings of Board of Trustees, including assistance in presentations to Board of Trustees; (2) providing regulatory compliance advice to the distributor and the Funds regarding sales literature and marketing plans; (3) monitoring portfolio activity; (4) preparing responses to performance questionnaires; (5) preparing semi-annual and annual shareholder reports, and coordinating auditor and management review; (6) filing notices with state securities regulators regarding sales of Fund shares; (7) developing and implementing procedures to monitor and test compliance with regulatory requirements and with Fund investment objective, policies and restrictions; (8) approving dividend rates, distributions, and tax positions; (9) coordinating activities of other service providers; (10) coordinating, preparing, filing and printing of registration statements for the TIAA-CREF Institutional Mutual Funds; (11) preparing management letter and coordinating production of Management Discussion and Analysis with respect to the preparation and printing of shareholder reports; (12) reviewing tax returns; (13) creating and maintaining business records; and (14) performing any other customary administrative services for a registered investment company.

    For the services rendered, the facilities furnished and expenses assumed by Advisors, the Fund will pay to Advisors at the end of each calendar month a fee for each Fund calculated as a percentage of the daily net assets of the Fund at the annual rates set forth in the table below:

   NAME OF FUND                                                SERVICES FEE RATE
--------------------------------------------------------------------------------
   GROWTH EQUITY FUND
--------------------------------------------------------------------------------
                  Institutional Class                                0.04%
--------------------------------------------------------------------------------
   GROWTH & INCOME FUND
--------------------------------------------------------------------------------
                  Retirement Class                                   0.29%
--------------------------------------------------------------------------------
                  Institutional Class                                0.04%
--------------------------------------------------------------------------------
   INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                  Retirement Class                                   0.29%
--------------------------------------------------------------------------------
                  Institutional Class                                0.03%
--------------------------------------------------------------------------------
   LARGE-CAP VALUE FUND
--------------------------------------------------------------------------------
                  Retirement Class                                   0.29%
--------------------------------------------------------------------------------
                  Institutional Class                                0.04%
--------------------------------------------------------------------------------
                  Retail Class                                       0.33%
--------------------------------------------------------------------------------
   MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
                  Retirement Class                                   0.29%
--------------------------------------------------------------------------------
                  Institutional Class                                0.04%
--------------------------------------------------------------------------------
                  Retail Class                                       0.33%
--------------------------------------------------------------------------------
   MID-CAP VALUE FUND
--------------------------------------------------------------------------------
                  Retirement Class                                   0.29%
--------------------------------------------------------------------------------
                  Institutional Class                                0.04%
--------------------------------------------------------------------------------
                  Retail Class                                       0.33%
--------------------------------------------------------------------------------
   SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------
                  Retirement Class                                   0.29%
--------------------------------------------------------------------------------
                  Institutional Class                                0.04%
--------------------------------------------------------------------------------
                  Retail Class                                       0.19%
--------------------------------------------------------------------------------


         Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION   B-19

   NAME OF FUND                                                SERVICES FEE RATE
--------------------------------------------------------------------------------
   LARGE-CAP GROWTH INDEX FUND
--------------------------------------------------------------------------------
                  Retirement Class                                   0.27%
--------------------------------------------------------------------------------
                  Institutional Class                                0.02%
--------------------------------------------------------------------------------
   LARGE-CAP VALUE INDEX FUND
--------------------------------------------------------------------------------
                  Retirement Class                                   0.27%
--------------------------------------------------------------------------------
                  Institutional Class                                0.02%
--------------------------------------------------------------------------------
   EQUITY INDEX FUND
--------------------------------------------------------------------------------
                  Institutional Class                                0.02%
--------------------------------------------------------------------------------
   S&P 500 INDEX FUND
--------------------------------------------------------------------------------
                  Retirement Class                                   0.27%
--------------------------------------------------------------------------------
                  Institutional Class                                0.02%
--------------------------------------------------------------------------------
   MID-CAP GROWTH INDEX FUND
--------------------------------------------------------------------------------
                  Retirement Class                                   0.27%
--------------------------------------------------------------------------------
                  Institutional Class                                0.02%
--------------------------------------------------------------------------------
   MID-CAP VALUE INDEX FUND
--------------------------------------------------------------------------------
                  Retirement Class                                   0.27%
--------------------------------------------------------------------------------
                  Institutional Class                                0.02%
--------------------------------------------------------------------------------
   MID-CAP BLEND INDEX FUND
--------------------------------------------------------------------------------
                  Retirement Class                                   0.27%
--------------------------------------------------------------------------------
                  Institutional Class                                0.02%
--------------------------------------------------------------------------------
   SMALL-CAP GROWTH INDEX FUND
--------------------------------------------------------------------------------
                  Retirement Class                                   0.27%
--------------------------------------------------------------------------------
                  Institutional Class                                0.02%
--------------------------------------------------------------------------------
   SMALL-CAP VALUE INDEX FUND
--------------------------------------------------------------------------------
                  Retirement Class                                   0.27%
--------------------------------------------------------------------------------
                  Institutional Class                                0.02%
--------------------------------------------------------------------------------
   SMALL-CAP BLEND INDEX FUND
--------------------------------------------------------------------------------
                  Retirement Class                                   0.27%
--------------------------------------------------------------------------------
                  Institutional Class                                0.02%
--------------------------------------------------------------------------------
   INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
                  Retirement Class                                   0.28%
--------------------------------------------------------------------------------
                  Institutional Class                                0.03%
--------------------------------------------------------------------------------
   SOCIAL CHOICE EQUITY FUND
--------------------------------------------------------------------------------
                  Retirement Class                                   0.27%
--------------------------------------------------------------------------------
                  Institutional Class                                0.02%
--------------------------------------------------------------------------------
   REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
                  Retirement Class                                   0.29%
--------------------------------------------------------------------------------
                  Institutional Class                                0.04%
--------------------------------------------------------------------------------
                  Retail Class                                       0.33%
--------------------------------------------------------------------------------
   BOND FUND
--------------------------------------------------------------------------------
                  Institutional Class                                0.04%
--------------------------------------------------------------------------------
   INFLATION-LINKED BOND FUND
--------------------------------------------------------------------------------
                  Institutional Class                                0.03%
--------------------------------------------------------------------------------
                  Retail Class                                       0.18%
--------------------------------------------------------------------------------
   MONEY MARKET FUND
--------------------------------------------------------------------------------
                  Institutional Class                                0.03%
--------------------------------------------------------------------------------

    The Service Agreement fee is accrued daily at 1/365th of the applicable annual rate set forth in the above table.

    The Service Agreement will continue in effect from year to year so long as such continuance is specifically approved for the Fund at least annually by the Board of Trustees, or by the vote of a majority of the outstanding votes attributable to the shares of such Fund. The Service Agreement provides that it may be terminated without penalty, by the Board of Trustees or by vote of a majority of the outstanding votes attributable to the shares of the applicable Fund, or by Advisors, in each case on sixty (60) days' written notice to the other party. The Service Agreement may also be amended as to each Fund by the parties only if such amendment is specifically approved by the Board of Trustees, or by the vote of a majority of the outstanding votes attributable to the shares of such Fund.

UNDERWRITERS

TPIS, 730 Third Avenue, New York, NY 10017-3206, may be considered the "principal underwriter" for the TIAA-CREF Institutional Mutual Funds. TIAA holds all of the shares of Enterprises, which in turn holds all the shares of Advisors and of TPIS. Shares of the TIAA-CREF Institutional Mutual Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the TIAA-CREF Institutional Mutual Funds, TPIS has the right to distribute shares of the TIAA-CREF Institutional Mutual Funds for the two-year period beginning June 1, 1999, and thereafter from year to year subject to approval by the Board of Trustees. TPIS may enter into selling agreements with one or more broker-dealers, which may or may not be affiliated with TPIS, to provide distribution-related services to the TIAA-CREF Institutional Mutual Funds.

CUSTODIAN AND TRANSFER AGENT

JPMorgan Chase Bank ("JPMorgan"), 4 Chase MetroTech Center, Brooklyn, NY 11245, acts as custodian for TIAA-CREF Institutional Mutual Funds. JPMorgan is responsible for the safekeeping of the Funds' portfolio securities.

    Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, MA 02171, acts as the transfer and dividend paying agent for the Funds.

INDEPENDENT AUDITORS

Ernst & Young LLP, 5 Times Square, New York, NY 10036, serves as the independent auditor of the TIAA-CREF Institutional Mutual Funds.

PERSONAL TRADING POLICY

Personnel of Advisors and members of their households are limited in trading for their own accounts pursuant to the TIAA-CREF Institutional Mutual Funds' Personal Trading Policy (the "Policy"). Some transactions they make must be reported and approved, and they must send duplicates of all confirmation statements and other account reports to a special compliance unit for review. The Policy can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Policy is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the Policy may be obtained, after paying a duplication fee, by electronic request, at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

About the TIAA-CREF Institutional Mutual Funds and the Shares

TIAA-CREF Institutional Mutual Funds was organized as a Delaware business trust on April 15, 1999. A copy of TIAA-CREF Institutional Mutual Funds' Certificate of Trust, dated April 15, 1999, as amended, is on file with the Office of the Secretary of State of the State of Delaware. As a Delaware business trust, the TIAA-CREF Institutional Mutual Funds' operations are governed by its Declaration of Trust. Upon the initial purchase of shares of beneficial interest in TIAA-CREF Institutional Mutual Funds, each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time.


B-20   Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION

CLASS STRUCTURE

    The TIAA-CREF Institutional Mutual Funds offers three classes of shares (Retirement Class, Institutional Class and Retail Class), which have the distribution and service fee arrangements described below. A Fund may not offer all classes of shares.

    RETIREMENT CLASS SHARES. Retirement Class shares of the Funds are offered exclusively through accounts established by employees with Services in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(b) and 457 plans. Retirement Class shares are also offered through custody accounts established by individuals with Services as Individual Retirement Accounts ("IRAs"). Retirement Class shares are offered with a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, which is described below. In addition, Retirement Class shares are offered with a separate shareholder servicing plan providing for a shareholder service expense of up to 0.35% of the value of the average daily net assets of the Fund attributable to Retirement Class shares. For more information about the servicing plan, see "Service Agreement" on page B-19.

    INSTITUTIONAL CLASS SHARES. Institutional Class shares of the Funds are available for purchase by certain intermediaries affiliated with TIAA-CREF ("TIAA-CREF Intermediaries") or other persons, such as state-sponsored tuition savings plans, who have entered into a contract with a TIAA-CREF Intermediary that enables them to purchase Institutional Class shares, or other affiliates of TIAA-CREF who the TIAA-CREF Institutional Mutual Funds may approve from time to time. Institutional Class shares are offered without distribution plan or shareholder service plan expenses or fees. All expenses or costs of distributing or promoting the Institutional Class shares are paid by Advisors.

    RETAIL CLASS SHARES. Retail Class shares of the Funds are offered directly to the investing public. Retail Class shares are offered without distribution plan or shareholder service plan expenses or fees. All expenses or costs of distributing or promoting the Retail Class shares are paid by Advisors.

DISTRIBUTION (12B-1) PLAN

The TIAA-CREF Institutional Mutual Funds' Board of Trustees has adopted a Distribution Plan with respect to the Retirement Class shares of each Fund (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, each Fund reimburses TPIS for all or part of certain expenses that TPIS incurs in connection with the promotion and distribution of its Retirement Class shares. The expenses for which a Fund may reimburse TPIS under the Distribution Plan include, but are not limited to, compensation of dealers and others for the expenses of their various activities primarily intended to promote the sale of its Retirement Class shares, and for providing personal and account maintenance services to holders of Retirement Class shares and salaries and other expenses relating to the Retirement Class account servicing efforts. Reimbursements by a Fund under the Distribution Plan are calculated daily and paid monthly up to a rate or rates approved from time to time by the Board of Trustees, provided that no rate approved by the Board of Trustees for any Fund may exceed the annual rate of 0.04% of the average daily net asset value of shares of such Fund. For purposes of determining the reimbursements payable under the Distribution Plan, the NAV of the outstanding Retirement Class shares of a Fund are computed in accordance with the Declaration of Trust.

    The Distribution Plan was approved by the shareholders of the TIAA-CREF Institutional Mutual Funds. The Distribution Plan has also been approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the TIAA-CREF Institutional Mutual Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Distribution Plan.

    Pursuant to the Distribution Plan, at least quarterly, TPIS provides the TIAA-CREF Institutional Mutual Funds with a written report of the amounts expended under the Distribution Plan and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determine their continued appropriateness.

    The Distribution Plan provides that it continues in effect only so long as its continuance is approved at least annually by a majority of both the trustees and the Independent Trustees. The Distribution Plan provides that it may be terminated without penalty: (a) by vote of a majority of the Independent Trustees; (b) by a vote of a majority of the votes attributable to the Fund's outstanding shares of the Retirement Class in each case on not more than sixty
(60) days' written notice to TPIS; and (c) automatically in the event of assignment. The Distribution Plan further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the votes of the outstanding shares of the Retirement Class of the TIAA-CREF Institutional Mutual Funds that have voting rights with respect to the Distribution Plan. In addition, the Distribution Plan provides that no material amendment to the Distribution Plan will, in any event, be effective unless it is approved by a majority vote of both the trustees and the Independent Trustees of the TIAA-CREF Institutional Mutual Funds. The holders of Retirement Class shares have exclusive voting rights with respect to the Distribution Plan applicable to the Retirement Class shares. In adopting the Distribution Plan, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Distribution Plan will benefit the holders of the Retirement Class shares of each Fund.

    Amounts paid to TPIS by the Retirement Class will not be used to pay the expenses incurred with respect to any other class of shares of the TIAA-CREF Institutional Mutual Funds; provided, however, that expenses attributable to the TIAA-CREF Institutional Mutual Funds as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars or average daily net assets of each such class, as may be approved from time to time.

INDEMNIFICATION OF SHAREHOLDERS

Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act ("DBTA") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that TIAA-CREF Institutional Mutual Funds has been organized under the DBTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware business trust, such as TIAA-CREF Institutional Mutual Funds, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case shareholders of the TIAA-CREF Institutional Mutual Funds could possibly be subject to personal liability.

    To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of TIAA-CREF Institutional Mutual Funds and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by TIAA-CREF Institutional Mutual Funds or its trustees, (ii) provides for the indemnification out of property of the TIAA-CREF Institutional Mutual Funds of any shareholders held personally liable for any obligations of TIAA-CREF Institutional Mutual Funds or any series of TIAA-CREF Institutional Mutual Funds, and (iii) provides that TIAA-CREF Institutional


         Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION   B-21

Mutual Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of TIAA-CREF Institutional Mutual Funds and satisfy any judgment thereon. Thus, the risk of a TIAA-CREF Institutional Mutual Funds shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) TIAA-CREF Institutional Mutual Funds itself would be unable to meet its obligations. In the light of DBTA, the nature of TIAA-CREF Institutional Mutual Funds' business, and the nature of its assets, the risk of personal liability to a TIAA-CREF Institutional Mutual Funds shareholder is remote.

INDEMNIFICATION OF TRUSTEES

The Declaration of Trust further provides that TIAA-CREF Institutional Mutual Funds shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of TIAA-CREF Institutional Mutual Funds. The Declaration of Trust does not authorize TIAA-CREF Institutional Mutual Funds to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

LIMITATION OF FUND LIABILITY

All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or TIAA-CREF Institutional Mutual Funds. No Fund is liable for the obligations of any other Fund. Since the Funds use a combined Prospectus, however, it is possible that one Fund might become liable for a misstatement or omission in the Prospectus regarding another Fund with which its disclosure is combined. The trustees have considered this factor in approving the use of the combined Prospectus.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

Under the Declaration of Trust, TIAA-CREF Institutional Mutual Funds is not required to hold annual meetings to elect trustees or for other purposes. It is not anticipated that TIAA-CREF Institutional Mutual Funds will hold shareholders' meetings unless required by law or the Declaration of Trust. TIAA-CREF Institutional Mutual Funds will be required to hold a meeting to elect trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the trustees holding office were elected by the shareholders of TIAA-CREF Institutional Mutual Funds.

    Shares of TIAA-CREF Institutional Mutual Funds do not entitle their holders to cumulative voting rights, so that the holders of more than 50 percent of the net asset value represented by the outstanding shares of TIAA-CREF Institutional Mutual Funds may elect all of the trustees, in which case the holders of the remaining shares would not be able to elect any trustees. Shareholders are entitled to one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable Fund).

ADDITIONAL FUNDS OR CLASSES

Pursuant to the Declaration of Trust, the trustees may establish additional Funds (technically "series" of shares) or "classes" of shares in TIAA-CREF Institutional Mutual Funds without shareholder approval. The establishment of additional Funds or classes would not affect the interests of current shareholders in the existing twenty-three Funds. As of the date of this SAI, the trustees do not have any plan to establish another Fund or class.

DIVIDENDS AND DISTRIBUTIONS

Each share of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the trustees. In the event of the liquidation or dissolution of TIAA-CREF Institutional Mutual Funds as a whole or any individual Fund, shares of the affected Fund are entitled to receive their proportionate share of the assets that are attributable to such shares and which are available for distribution as the trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable.

Pricing of Shares

The assets of the Funds are valued as of the close of each valuation day in the following manner:

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

    Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Such an equity security may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund's net asset value is calculated.

FOREIGN INVESTMENTS

Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Fund. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a Fund's net asset value is calculated, such investments will be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees and in accordance with the responsibilities of the Board of Trustees as a whole.

DEBT SECURITIES

Debt securities (excluding money market instruments) for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing service, except when we believe the prices do not accurately reflect the security's fair value.

    Values for money market instruments (other than those in the Money Market
Fund) with maturities of one year or less are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

    All debt securities may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees.


B-22   STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

SPECIAL VALUATION PROCEDURES FOR THE MONEY MARKET FUND

For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

    The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than 1/2 of one percent from $1.00 per share. In the event such deviation should exceed 1/2 of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund's net asset value might still decline.

OPTIONS AND FUTURES

Portfolio investments underlying options are valued as described above. Stock options written by a Fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a Fund's net assets will be increased or decreased by the difference between the premiums received on written options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

    For example, when a Fund writes a call option, the amount of the premium is included in the Fund's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

    A premium paid on the purchase of a put will be deducted from a Fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

    Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value, as determined in good faith under the direction of the Trustees.

Tax Status

The following is a brief summary of some of the principal U.S. federal income, and certain state and local, tax considerations pertaining to investments in the Funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, dealers in securities, pension plans and trusts, and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to specific federal, state, local and foreign tax consequences of investing in the Funds. This summary is based on the laws in effect on the date of this SAI, which are subject to change.

    Although TIAA-CREF Institutional Mutual Funds is organized as a Delaware business trust, neither TIAA-CREF Institutional Mutual Funds nor the Funds will be subject to any corporate excise or franchise tax in the State of Delaware, nor will they be liable for Delaware income taxes provided that each Fund qualifies as a "regulated investment company" (a "RIC") for federal income tax purposes and satisfies certain income source requirements of Delaware law. If each Fund so qualifies and distributes all its income and capital gains, it will also be exempt from applicable New York State taxes and the New York City general corporation tax, except for small minimum taxes.

    Each Fund qualifies as a RIC under Subchapter M of the Code and intends to continue to so qualify. In general, for a Fund to qualify as a RIC for a taxable year: (a) at least 90 percent of the gross income of the Fund for the year must be derived from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities; and (b) the Fund must diversify its assets so that, at the close of each quarter of the year, (i) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund's total assets and 10 percent of the outstanding voting securities of such issuer, and (ii) no more than 25 percent of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

    If, for any taxable year, a Fund should not qualify as a RIC under the Code:
(a) that Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders; and (b) that Fund's distributions to the extent made out of its current or accumulated "earnings and profits" would be taxable to its shareholders (other than tax-exempt shareholders and shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends).

    If a Fund qualifies as a RIC for a taxable year and distributes to its shareholders at least 90 percent of its "investment company taxable income" (which is defined in the Code generally as ordinary income plus the excess of realized net short-term capital gain over realized net long-term capital loss),


         Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION B-23 then the Fund generally will not be subject to federal income tax on the portion of its investment company taxable income and "net capital gain" (which the Code defines as the excess of realized net long-term capital gain over realized net short-term capital loss) it distributes (or is treated as having distributed) to its shareholders.

    For every calendar year, a Fund must declare and distribute dividends equal in amount to at least the sum of (a) 98 percent of its ordinary income (as of the twelve months ending December 31), (b) 98 percent of its capital gain net income (as of the twelve months ending October 31), and (c) any income realized, but not distributed, in prior years, in order to avoid a 4-percent nondeductible federal excise tax. Each Fund intends to make the required distributions, but cannot guarantee that it will do so.

    Generally, dividends from a Fund are taxable to shareholders in the year in which they are received; however, dividends declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on the prior December 31.

    Distributions by a Fund (whether paid in cash or reinvested in additional shares) generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of investment company taxable income will be taxable as ordinary income to U.S. shareholders to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of net capital gains properly designated as "capital gain dividends" will be taxable to U.S. shareholders as long-term capital gains regardless of the shareholder's holding period for his, her or its shares. Distributions in excess of a Fund's earnings and profits first will reduce a U.S. shareholder's adjusted tax basis in such shareholder's shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such shareholder.

    For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. At September 30, 2002 the Growth Equity Fund, the Growth & Income Fund, the International Equity Fund and the Social Choice Equity Fund had capital loss carryovers of approximately $21,853,458, $4,710,132, $14,492,237 and $63,024, respectively, which will begin to expire in 2009. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

    Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-U.S. dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90 percent of its annual gross income.

    If a Fund acquires or is deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount (including certain "payment-in-kind" instruments ("PIKs"), zero coupon securities or deferred interest securities), it must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by it in the same taxable year. Any amount accrued as original issue discount will be included in a Fund's investment company taxable income for the year of accrual and may have to be distributed to the shareholders in order to satisfy the 90-percent distribution requirement even though the Fund has not received any cash representing such income. As a result, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or it may have to leverage itself by borrowing the cash, to satisfy this distribution requirement.

    Adjustments for inflation to the principal amounts of inflation-indexed securities held by the Inflation-Linked Bond Fund may give rise to original issue discount, with the aforementioned consequences. Under certain circumstances, if the Inflation-Linked Bond Fund has paid dividends during a taxable year, subsequent adjustments for deflation to the principal amounts of such securities in that year may cause such dividends to be characterized as returns of capital to the shareholders, rather than dividends, for tax purposes.

    If a Fund were to acquire or invest in certain options, futures, or forward contracts, it may be required to report income from such investments on a mark-to-market basis, which could result in a Fund recognizing unrealized gains and losses for federal income tax purposes even though it may not realize such gains and losses when it ultimately disposes of such investments. The Fund could also be required to treat such gains and losses as 60 percent long-term capital gain or loss and 40 percent short-term capital gain or loss regardless of its holding period for the investments. In addition, if a Fund were to engage in certain hedging transactions, including hedging transactions in options, future contracts or straddles, or other similar transactions, it would be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate the recognition of income or loss to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules (a) could affect the character, amount and timing of distributions to shareholders of a Fund, and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90-percent distribution requirement and the excise tax avoidance requirements described above. TIAA-CREF Institutional Mutual Funds seeks to monitor transactions of each Fund, to make the appropriate tax elections on behalf of each Fund, and to make the appropriate entries in each Fund's books and records when the Fund acquires any option, futures or forward contract or hedged investment to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

    At the time a shareholder purchases shares of a Fund, such Fund's net asset value may reflect undistributed income or net capital gains. A subsequent distribution to the shareholder of such amounts, although constituting a return of his, her or its investment, generally would be taxable as either ordinary income or capital gain.

    Investors may recognize taxable gain or loss if they sell or exchange their shares in a Fund. The amount of the gain or loss will be measured by the difference between an investor's adjusted tax basis in the shares sold or exchanged and the amount of the proceeds received in exchange therefor. Any gain or loss arising from or, in the case of distributions in excess of earnings and profits, treated as arising from the sale or exchange of such shares generally will be a capital gain or loss, provided the investor held the shares as a capital asset at the time of sale or exchange. This capital gain or loss normally will be treated as a long-term capital gain or loss, if an investor has held the shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of shares held for six months or less generally will be treated as a long-term capital loss to the extent of any prior capital gain


B-24   STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds
distribution with respect to such shares, and for this purpose special rules in the Code generally apply in determining the holding period of such shares. In addition, all or a portion of any loss realized upon a taxable disposition of a Fund's shares may be disallowed if other shares of that Fund are purchased (including through a dividend reinvestment plan) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

    In general, individual U.S. shareholders currently are subject to a maximum U.S. federal income tax rate of 20 percent (10 percent to individuals who are in the 10-percent or 15-percent tax bracket) on their net capital gains, including a long-term capital gain derived from an investment in the shares of a Fund. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35-percent rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (I.E., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years and carry forward any excess losses for five years.

    A Fund will send to each of its U.S. shareholders, as promptly as possible after the end of each taxable year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year's distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local or foreign taxes depending on a shareholder's particular situation.

    For corporate investors, a portion of the ordinary income dividends paid by a Fund may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Fund has received qualifying dividend income during the taxable year. Capital gain dividends made by the Funds are not eligible for the corporate dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 180-day period that begins 90 days before the stock becomes ex-dividend). A Fund must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability.

    Income received by any Fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Code, if more than 50 percent of the value of a Fund's total assets at the close of its taxable year consists of securities issued by foreign corporations or foreign governments, the Fund may file an election with the IRS to "pass through" to the Fund's shareholders the amount of any foreign income taxes paid by the Fund. Only the International Equity Fund and the International Equity Index Fund are expected to be eligible to make this election, and TIAA-CREF Institutional Mutual Funds anticipates that both of those Funds will make the election if available. If a Fund makes this election, shareholders will be required to include in gross income their pro rata share of foreign taxes paid by the Fund even though they do not actually receive a distribution of such amounts; however, such shareholders will generally be entitled to either deduct their pro rata share of foreign taxes paid in computing their taxable income or claim a foreign tax credit against their federal income tax liability, if any. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain additional limitations may apply that could limit the extent to which the foreign tax credit or deductions may be claimed.

    Each shareholder will be notified within 60 days after the close of each taxable year of a Fund if that Fund will "pass through" foreign taxes paid for that year, and, if so, the amount of each shareholder's pro rata share of (a) the foreign taxes paid, and (b) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as qualified retirement plans, will not benefit from any such "pass through" of foreign tax deductions or credits.

    Certain of the Funds may invest in the stock of "passive foreign investment companies" ("PFICs"). In general, a PFIC is a foreign corporation that meets either of the following tests: (a) at least 75 percent of its gross income is passive; or (b) an average of at least 50 percent of its assets produce, or are held for the production of, passive income. If a Fund holds stock in a PFIC, such Fund may be required to pay federal income tax on a portion of any "excess distribution" received with respect to such PFIC stock or any gain on disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. Shareholders will not be entitled to deduct any portion of the taxes or interest paid by a Fund with respect to its PFIC income. Certain elections, if available, may ameliorate these adverse tax consequences, but any such elections will require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash and may limit a Fund's ability to make these elections. TIAA-CREF Institutional Mutual Funds may limit and/or manage the Funds' investments in PFICs to minimize their tax liability or maximize their return from these investments.

    A Fund may be required to withhold U.S. federal income tax at a rate of 30 percent ("backup withholding") from all taxable distributions during 2003 (which may include ordinary income dividends, capital gains distributions, and share redemption proceeds) payable to (a) any shareholder who fails to furnish to the Fund (either on the application form or on a separate IRS Form W-9) its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (b) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. This amount decreases to 29% for amounts paid during 2004 and 2005. An individual's taxpayer identification number is his or her social security number. Backup withholding is not an additional tax and may be credited against a taxpayer's regular federal income tax liability, if any, or may be refunded if the appropriate information is supplied to the IRS.

    The foregoing discussion does not address the special tax rules applicable to non-U.S. persons. Each shareholder who is not a U.S. person should carefully consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be


         Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION   B-25
subject to a U.S. withholding tax at a rate of 30 percent (or lower applicable treaty rate) on Fund distributions treated as ordinary dividends. Shareholders who are not U.S. persons should consult their tax advisers regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Funds.

    Shares held in accounts under Code section 401(a) plans (including 401(k) and Keogh plans), section 403(b) or 457 plans, and IRAs are subject to special tax treatment. The federal income tax on earnings in those accounts is deferred, and there may be restrictions on the amounts that can be contributed each year. Distributions from such accounts may be subject to ordinary income taxation in the year of distribution, and investors in these accounts may have to pay a penalty for early withdrawals. Shareholders should consult their tax advisers, the plan administrator or Services for more information.

Brokerage Allocation

Advisors is responsible for decisions to buy and sell securities for the Funds as well as for selecting brokers and, where applicable negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of a Fund, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the Fund at the same time as for other funds it may be managing, or that may be managed by its affiliate, Investment Management, another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

    Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio.

    Advisors will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. Advisors follows guidelines established by the Board of Trustees for the placing of orders with the brokers providing such services. During the fiscal year ending September 30, 2002, no brokerage commissions were paid as a result of any such allocation.

    Research or service obtained for one Fund may be used by Advisors in managing the other Funds. In such circumstances, the expenses incurred will be allocated equitably consistent with Advisors' fiduciary duty to the other Funds. Research or services obtained for TIAA-CREF Institutional Mutual Funds also may be used by personnel of Advisors in managing other investment company accounts, or by Investment Management for the CREF accounts. Under such circumstances, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Advisors to the TIAA-CREF Institutional Mutual Funds.

    The aggregate amount of brokerage commissions paid by the Funds for the fiscal year ending September 30, 2000 was as follows:

   FUND                                                           COMMISSIONS
--------------------------------------------------------------------------------
   Growth Equity Fund                                               $ 51,051
--------------------------------------------------------------------------------
   Growth & Income Fund                                             $ 24,755
--------------------------------------------------------------------------------
   International Equity Fund                                        $261,018
--------------------------------------------------------------------------------
   Equity Index Fund                                                $ 12,302
--------------------------------------------------------------------------------
   Social Choice Equity Fund                                        $  1,731
--------------------------------------------------------------------------------

    The aggregate amount of brokerage commissions paid by the Funds for the fiscal year ending September 30, 2001 was as follows:

   FUND                                                           COMMISSIONS
--------------------------------------------------------------------------------
   Growth Equity Fund                                               $ 85,288
--------------------------------------------------------------------------------
   Growth & Income Fund                                             $153,025
--------------------------------------------------------------------------------
   International Equity Fund                                        $334,415
--------------------------------------------------------------------------------
   Equity Index Fund                                                $ 20,915
--------------------------------------------------------------------------------
   Social Choice Equity Fund                                        $  2,004
--------------------------------------------------------------------------------

    The aggregate amount of brokerage commissions paid by the Funds for the fiscal year ending September 30, 2002 was as follows:

   FUND                                                           COMMISSIONS
--------------------------------------------------------------------------------
   Growth Equity Fund                                               $222,257
--------------------------------------------------------------------------------
   Growth & Income Fund                                             $786,562
--------------------------------------------------------------------------------
   International Equity Fund                                        $326,671
--------------------------------------------------------------------------------
   Equity Index Fund                                                $132,277
--------------------------------------------------------------------------------
   Social Choice Equity Fund                                        $  7,483
--------------------------------------------------------------------------------
   Large-Cap Value Fund                                             $  4,554
--------------------------------------------------------------------------------
   Mid-Cap Growth Fund                                              $  1,841
--------------------------------------------------------------------------------
   Mid-Cap Value Fund                                               $  2,160
--------------------------------------------------------------------------------
   Small-Cap Equity Fund                                            $ 21,473
--------------------------------------------------------------------------------
   Large-Cap Growth Index Fund                                      $ 20,521
--------------------------------------------------------------------------------
   Large-Cap Value Index Fund                                       $ 20,577
--------------------------------------------------------------------------------
   S&P 500 Index Fund                                               $ 14,309
--------------------------------------------------------------------------------
   Mid-Cap Growth Index Fund                                        $ 10,430
--------------------------------------------------------------------------------
   Mid-Cap Value Index Fund                                         $ 10,108
--------------------------------------------------------------------------------
   Mid-Cap Blend Index Fund                                         $ 11,605
--------------------------------------------------------------------------------
   Small-Cap Growth Index Fund                                      $ 40,749
--------------------------------------------------------------------------------
   Small-Cap Value Index Fund                                       $ 39,179
--------------------------------------------------------------------------------
   Small-Cap Blend Index Fund                                       $ 36,147
--------------------------------------------------------------------------------
   International Equity Index Fund                                  $  5,337
--------------------------------------------------------------------------------
   Real Estate Securities Fund                                      $ 39,370
--------------------------------------------------------------------------------

    During the fiscal year ending September 30, 2002, certain of the Funds acquired securities of certain regular brokers or dealers or their parents. These entities and the value of a Fund's aggregate holdings in the securities of those entities are set forth below:


B-26   STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

                                                                                                       HOLDINGS
FUND                         BROKER                                  PARENT                              (US$)
------------------------------------------------------------------------------------------------------------------
Growth Equity Fund           Spear, Leeds & Kellogg                  Goldman Sachs Group, Inc.        $  792,360
                             Salomon Smith Barney, Inc.              Citigroup, Inc.                  $3,343,453
------------------------------------------------------------------------------------------------------------------
Growth & Income Fund         Spear, Leeds & Kellogg                  Goldman Sachs Group, Inc.        $  546,596
                             Morgan Stanley & Co., Inc.              Morgan Stanley                   $1,151,818
                             Salomon Smith Barney, Inc.              Citigroup, Inc.                  $7,054,535
                             J.P. Morgan Securities, Inc.            J.P. Morgan Chase & Co.          $1,204,840
                             Merrill Lynch, Pierce, Fenner & Smith   Merrill Lynch & Co., Inc.        $1,018,155
------------------------------------------------------------------------------------------------------------------
International Equity Fund    UBS Warburg                             UBS AG.                          $1,856,143
                             CS First Boston Corp.                   Credit Suisse Group              $1,478,114
                             Deutsche Banc Alex Brown, Inc.          Deutsche Bank AG.                $  781,551
                             Nomura Securities International, Inc.   Nomura Holdings, Inc.            $  385,082
------------------------------------------------------------------------------------------------------------------
Equity Index Fund            Spear, Leeds & Kellogg                  Goldman Sachs Group, Inc.        $  820,423
                             Instinet Corp.                          Instinet Group, Inc.             $    6,051
------------------------------------------------------------------------------------------------------------------
Social Choice Equity Fund    Spear, Leeds & Kellogg                  Goldman Sachs Group, Inc.        $  145,266
                             Instinet Corp.                          Instinet Group, Inc.             $    4,030
------------------------------------------------------------------------------------------------------------------
Large-Cap Value Index Fund   Spear, Leeds & Kellogg                  Goldman Sachs Group, Inc.        $  231,105
------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund           Spear, Leeds & Kellogg                  Goldman Sachs Group, Inc.        $  178,281
------------------------------------------------------------------------------------------------------------------

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL

                                                                                                       HOLDINGS
FUND                         BROKER                                  PARENT                              (US$)
------------------------------------------------------------------------------------------------------------------
Growth Equity Fund           Spear, Leeds & Kellogg                  Goldman Sachs Group, Inc.        $  792,360
                             Salomon Smith Barney, Inc.              Citigroup, Inc.                  $3,343,453
------------------------------------------------------------------------------------------------------------------
Growth & Income Fund         Spear, Leeds & Kellogg                  Goldman Sachs Group, Inc.        $  546,596
                             Morgan Stanley & Co., Inc.              Morgan Stanley                   $1,151,818
                             Salomon Smith Barney, Inc.              Citigroup, Inc.                  $7,054,535
                             J.P. Morgan Securities, Inc.            J.P. Morgan Chase & Co.          $1,204,840
                             Merrill Lynch, Pierce, Fenner & Smith   Merrill Lynch & Co., Inc.        $1,018,155
                             Bear, Stearns & Co., Inc.               Bear Stearns Companies, Inc.     $  305,688
------------------------------------------------------------------------------------------------------------------
International Equity Fund    UBS Warburg                             UBS AG.                          $1,856,143
                             CS First Boston Corp.                   Credit Suisse Group              $1,478,114
                             Deutsche Banc Alex Brown, Inc.          Deutsche Bank AG.                $  781,551
                             Nomura Securities International, Inc.   Nomura Holdings, Inc.            $  385,082
------------------------------------------------------------------------------------------------------------------
Equity Index Fund            Spear, Leeds & Kellogg                  Goldman Sachs Group, Inc.        $  820,423
                             Instinet Corp.                          Instinet Group, Inc.             $    6,051
                             Knight Securities, Inc.                 Knight Trading Group, Inc.       $   17,813
------------------------------------------------------------------------------------------------------------------
Social Choice Equity Fund    Spear, Leeds & Kellogg                  Goldman Sachs Group, Inc.        $  145,266
                             Instinet Corp.                          Instinet Group, Inc.             $    4,030
------------------------------------------------------------------------------------------------------------------
Bond Fund                    Chase Securities                        J.P. Morgan Chase & Co.          $1,151,940
                             Salomon Smith Barney                    Citigroup, Inc.                  $4,017,886
                             Credit Suisse First Boston              Credit Suisse Group              $2,632,596
                             BancAmerica Robertson Stephens          Bank of America Corp.            $5,074,180
------------------------------------------------------------------------------------------------------------------
Large-Cap Value Index Fund   Spear, Leeds & Kellogg                  Goldman Sachs Group, Inc.        $  231,105
------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund           Spear, Leeds & Kellogg                  Goldman Sachs Group, Inc.        $  178,281
------------------------------------------------------------------------------------------------------------------


         Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION   B-27

Calculation of Performance Data

We may quote a Fund's performance in various ways. All performance information in advertising is historical and is not intended to indicate future returns. A Fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

TOTAL RETURN CALCULATIONS

Total returns quoted in advertising reflect all aspects of a Fund's returns, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's NAV over a stated period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES)

Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                 n
        P (1 + T)  = ERV

where:  P   = a hypothetical initial investment of $1,000

        T   = average annual total return

        n   = number of years

        ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof)

    How the above return is calculated:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the Fund are reinvested at the price stated in the Prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the Fund's mean (or median) account size. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the Fund's shares.

4. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the Prospectus.


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

We calculate a Fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formula:

                 n
        P (1 + T)  = ATV
                        D

where:  P    = a hypothetical initial investment of $1,000

        T    = average annual total return (after taxes on distributions)

        n    = number of years

        ATV  = ending value of a hypothetical $1,000 investment made at
           D the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption

    How the above return is calculated:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price stated in the Prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the Fund's mean (or median) account size. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the Fund's shares.

4. Calculate the taxes due on any distributions by the Fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain). Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes); the effect of phaseouts of certain exemptions, deductions and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the Prospectus. Assume that the redemption has no tax consequences.


B-28   STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

We calculate a Fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formula:

                 n
        P (1 + T)  = ATV
                        DR

where:  P     = a hypothetical initial investment of $1,000

        T     = average annual total return (after taxes on distributions and redemption)

        n     = number of years

        ATV   = ending value of a hypothetical $1,000 investment made at the
           DR beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption

    How the above return is calculated:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price stated in the Prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the Fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the Fund's shares.

4. Calculate the taxes due on any distributions by the Fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain). Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, E.G., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes); the effect of phaseouts of certain exemptions, deductions and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the Prospectus.

6. Determine the ending value by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

    (a) Calculate the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges as specified by Instruction 5).

    (b) The Fund should separately track the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, include the distribution net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis should be adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

    (c) The amount and character (E.G., short-term or long-term) of capital gain or loss upon redemption should be separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund should not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character should be determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

    (d) Calculate the capital gains taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law should be used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (E.G., short-term or long-term) of any resulting gains or losses. Assume that a shareholder has sufficient capital gins of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

    In addition to average annual returns, we may quote a Fund's unaveraged or cumulative total returns reflecting the actual change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration.

YIELD CALCULATIONS

ALL FUNDS OTHER THAN THE MONEY MARKET FUND

Yields are computed by dividing the Fund's net investment income for a given 30-day or one-month period, by the average number of Fund shares, dividing this figure by the Fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a Fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of


         Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION   B-29
the 30-day or one-month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by the Fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation, as are gains and losses currently from exchange rate fluctuations.

    Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a Fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in a Fund's financial statements.

    Yield information may be useful in reviewing a Fund's performance and in providing a basis for comparison with other investment alternatives. However, a Fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider. Investors should also recognize that in periods of declining interest rates a Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's holdings, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

YIELD INFORMATION ABOUT THE MONEY MARKET FUND

Yield quotations for the Money Market Fund, including yield quotations based upon the seven-day period ended on the date of calculation, may also be made available. These yield quotations are based on a hypothetical pre-existing account with a balance of one share. In arriving at any such yield quotations, the net change during the period in the value of that hypothetical account is first determined. Such net change includes net investment income attributable to portfolio securities but excludes realized gains and losses from the sale of securities and unrealized appreciation and depreciation and income other than investment income (which are included in the calculation of Net Asset Value). For this purpose, net investment income includes accrued interest on portfolio securities, plus or minus amortized premiums or purchase discount (including original issue discount), less all accrued expenses. Such net change is then divided by the value of that hypothetical account at the beginning of the period to obtain the base period return, and then the base period return is multiplied by 365/7 to annualize the current yield figure which is carried to at least the nearest hundredth of one percent.

    The effective yield of the Money Market Fund for the same seven-day period may also be disclosed. The effective yield is obtained by adjusting the current yield to give effect to the compounding nature of the Fund's investments, and is calculated by the use of the following formula:

                                                         365/7
               Effective Yield = (Base Period Return + 1)      - 1

    The Money Market Fund's yield fluctuates, unlike many bank deposits or other investments that pay a fixed yield for a stated period of time. The annualization of one period's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of instruments held in the portfolio, changes in interest rates on money market instruments, portfolio expenses, and other factors.

TOTAL RETURNS

Set forth below is the average annual total return information (before and after taxes) for each of the Institutional Class shares of the Funds for the time periods shown below (certain of the Funds, and the Retirement Class and Retail Class, were introduced in 2002 and do not have performance history for the time periods shown below) and the yield quotations for the Bond Fund and the Money Market Fund, which reflects all expense deductions from Fund assets, applied to a hypothetical investment of $1,000 in each Fund:

GROWTH EQUITY FUND (INSTITUTIONAL CLASS)

                                              1 YEAR           SINCE INCEPTION
                                        (OCTOBER 1, 2001 -     (JULY 1, 1999 -
                                        SEPTEMBER 30, 2002)  SEPTEMBER 30, 2002)
--------------------------------------------------------------------------------
 Return Before Taxes                          (24.44)%            (20.36)%
--------------------------------------------------------------------------------
 Return After Taxes on Distributions          (24.54)%            (20.55)%
--------------------------------------------------------------------------------
 Return After Taxes on Distributions
 and Sale of Fund Shares                      (14.98)%            (15.27)%
--------------------------------------------------------------------------------

GROWTH & INCOME FUND (INSTITUTIONAL CLASS)

                                              1 YEAR           SINCE INCEPTION
                                        (OCTOBER 1, 2001 -     (JULY 1, 1999 -
                                        SEPTEMBER 30, 2002)  SEPTEMBER 30, 2002)
--------------------------------------------------------------------------------
 Return Before Taxes                          (21.51)%            (13.85)%
--------------------------------------------------------------------------------
 Return After Taxes on Distributions          (21.85)%            (14.31)%
--------------------------------------------------------------------------------
 Return After Taxes on Distributions
 and Sale of Fund Shares                      (13.17)%            (10.76)%
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND (INSTITUTIONAL CLASS)

                                              1 YEAR           SINCE INCEPTION
                                        (OCTOBER 1, 2001 -     (JULY 1, 1999 -
                                        SEPTEMBER 30, 2002)  SEPTEMBER 30, 2002)
--------------------------------------------------------------------------------
 Return Before Taxes                          (14.28)%             (8.94)%
--------------------------------------------------------------------------------
 Return After Taxes on Distributions          (14.53)%             (9.48)%
--------------------------------------------------------------------------------
 Return After Taxes on Distributions
 and Sale of Fund Shares                       (8.65)%             (7.04)%
--------------------------------------------------------------------------------

EQUITY INDEX FUND (INSTITUTIONAL CLASS)

                                              1 YEAR           SINCE INCEPTION
                                        (OCTOBER 1, 2001 -     (JULY 1, 1999 -
                                        SEPTEMBER 30, 2002)  SEPTEMBER 30, 2002)
--------------------------------------------------------------------------------
 Return Before Taxes                          (19.04)%            (12.72)%
--------------------------------------------------------------------------------
 Return After Taxes on Distributions          (19.26)%            (13.05)%
--------------------------------------------------------------------------------
 Return After Taxes on Distributions
 and Sale of Fund Shares                      (11.64)%             (9.91)%
--------------------------------------------------------------------------------

SOCIAL CHOICE EQUITY FUND (INSTITUTIONAL CLASS)

                                              1 YEAR           SINCE INCEPTION
                                        (OCTOBER 1, 2001 -     (JULY 1, 1999 -
                                        SEPTEMBER 30, 2002)  SEPTEMBER 30, 2002)
--------------------------------------------------------------------------------
 Return Before Taxes                          (19.34)%            (12.97)%
--------------------------------------------------------------------------------
 Return After Taxes on Distributions          (19.67)%            (13.43)%
--------------------------------------------------------------------------------
 Return After Taxes on Distributions
 and Sale of Fund Shares                      (11.81)%            (10.15)%
--------------------------------------------------------------------------------


B-30   STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

BOND FUND (INSTITUTIONAL CLASS)

                                              1 YEAR           SINCE INCEPTION
                                        (OCTOBER 1, 2001 -     (JULY 1, 1999 -
                                        SEPTEMBER 30, 2002)  SEPTEMBER 30, 2002)
--------------------------------------------------------------------------------
 Return Before Taxes                            8.52%               9.01%
--------------------------------------------------------------------------------
 Return After Taxes on Distributions            5.70%               6.22%
--------------------------------------------------------------------------------
 Return After Taxes on Distributions
 and Sale of Fund Shares                        5.13%               5.81%
--------------------------------------------------------------------------------

 PERIOD                                                             YIELD
--------------------------------------------------------------------------------
 30 day period ending September 30, 2002                            4.53%
--------------------------------------------------------------------------------

MONEY MARKET FUND (INSTITUTIONAL CLASS)

                                              1 YEAR           SINCE INCEPTION
                                        (OCTOBER 1, 2001 -     (JULY 1, 1999 -
                                        SEPTEMBER 30, 2002)  SEPTEMBER 30, 2002)
--------------------------------------------------------------------------------
 Return Before Taxes                            1.89%               4.45%
--------------------------------------------------------------------------------

                                              CURRENT             EFFECTIVE
 PERIOD                                        YIELD                YIELD
--------------------------------------------------------------------------------
 7 day period ending September 30, 2002         1.68%               1.70%
--------------------------------------------------------------------------------

PERFORMANCE COMPARISONS

Performance information for the Funds may be compared in advertisements, sales literature, and reports to shareholders to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to (1) the S&P 500, (2) the Dow Jones Industrial Average ("DJIA"), (3) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (4) Money Magazine Fund Watch, (5) Business Week's Mutual Fund Scoreboard, (6) SEI Funds Evaluation Services Equity Fund Report, (7) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index, (8) Value Line Composite Average (geometric), (9) Wilshire Associates indices, (10) Frank Russell Co. Inc. indices, (11) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (12) Morningstar, Inc., (13) the Morgan Stanley Capital International ("MSCI") global market indices, including the EAFE(R) (Europe, Australasia, Far East) Index, the EAFE+Canada Index and the International Perspective Index and Morgan Stanley REIT Index, (14) Kinder, Lydenberg, Domini & Co., Inc's Broad Market Social Index, (15) Salomon Smith Barney Inflation-Linked Bond Index, (16) Lehman Brothers Aggregate Bond Index,
(17) iMoneyNet Fund Report Average--All Taxable, and (18) NAREIT Equity REIT Index. We may also discuss ratings or rankings received from these entities, accompanied in some cases by an explanation of those ratings or rankings, when applicable. In addition, advertisements may discuss the performance of the indices listed above.

    The performance of each of the Funds also may be compared to other indices or averages that measure performance of a pertinent group of securities. Shareholders should keep in mind that the composition of the investments in the reported averages will not be identical to that of the Fund and that certain formula calculations (E.G., yield) may differ from index to index. In addition, there can be no assurance that any of the Funds will continue its performance as compared to such indices.

    We may also advertise ratings or rankings the Funds receive from various rating services and organizations, including but not limited to any organization listed above.

ILLUSTRATING COMPOUNDING

We may illustrate in advertisements, sales literature and reports to shareholders the effects of compounding of earnings on an investment in a Fund. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or a different rate of return, varies depending on when the investment was made.

NET ASSET VALUE

Charts and graphs using a Fund's NAVs, adjusted NAVs, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the Fund (I.E., assuming reinvestment) and reflects all elements of its return. Unless otherwise indicated, a Fund's adjusted NAVs are not adjusted for sales charges, if any. Currently there are no sales charges.

MOVING AVERAGES

We may illustrate a Fund's performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. "Moving Average Activity Indicators" combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

FUND STATISTICS

Investors may be provided with a sampling of a Fund's statistics, representing aspects of such Fund's performance and portfolio composition.

ACCOUNT PERFORMANCE

We may also discuss in our sales materials factors that impacted the performance of the TIAA-CREF Institutional Mutual Funds as well as each Fund's specific holdings.

ECONOMIC CONDITIONS

We may also discuss in advertisements and sales literature general economic and/or market conditions that may impact investments in variable annuities, including the potential benefits of diversification during volatile markets and for those nearing or in retirement.

Voting Rights

We do not plan to hold annual shareholder meetings. However, we may hold special meetings to elect trustees, change fundamental policies, approve a management agreement, or for other purposes. We will mail proxy materials to shareholders for these meetings, and we encourage shareholders who cannot attend to vote by proxy. The number of votes you have on any matter submitted to shareholders depends on the dollar value of your investment in the Funds.

Legal Matters

All matters of applicable state law pertaining to the Funds have been passed upon by Charles H. Stamm, Executive Vice President and General Counsel of the TIAA-CREF Institutional Mutual Funds (and TIAA and CREF). Legal matters relating to the federal securities laws have been passed upon by Sutherland Asbill & Brennan LLP of Washington, D.C.

Experts

The financial statements incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their report appearing therein and have been so included in reliance upon the report of such firm given upon its authority as experts in accounting and auditing.


         Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION   B-31

Considerations Concerning the Funds

TIAA-CREF Institutional Mutual Funds is part of the TIAA-CREF family of companies. TIAA, founded in 1918, is a stock life insurance company. Its companion organization, CREF, founded in 1952, is a non-profit corporation registered with the SEC as an investment company. Together, through the issuance of fixed and variable annuity contracts, TIAA and CREF form the principal retirement system for the nation's education and research communities and one of the largest retirement systems in the U.S. based on assets under management.

CLASSES OF MUTUAL FUNDS

There are generally three classes of fund shares: Retirement Class, Institutional Class, and Retail Class, although each class may not be offered in every Fund. Each class is designed for use by different groups or individuals for different purposes. In some cases, an individual investor with more than one investment goal may use a Retail Class Fund for one purpose and the Retirement Class of the same Fund for another. Portfolio management is the same among all classes within a Fund. However, certain services with varying expense charges may differ among classes. The result is that net investment performance will vary from class to class to the extent of those different expense charges. For example, the Institutional Class shares charge lower expenses than other classes because the Institutional Class shares do not bear the transfer agency and shareholder servicing expenses that other classes incur. In addition, Institutional Class shares are generally offered through intermediaries, who may charge additional expenses directly to the individuals who invest through these intermediaries.

    Prospective investors considering an investment in one or more Funds should consider the differences between the share classes available to them and alternative investments. If more than one share class is available to you, you should consider the differences between the available classes as explained in this statement of additional information and in the prospectuses for the respective classes.

    Retirement Class shares of certain Funds may be offered in addition to TIAA's and CREF's fixed and variable annuity accounts under a retirement plan. Please contact your retirement plan administrator, other fiduciary or Services to learn which of these Funds are offered under your plan, or for more information.

    Tax treatment is another factor that may differ for certain investors among the three classes. Because Funds in the Retirement Class are offered through tax-deferred retirement plans, IRAs and Keogh plans, these Funds have the same basic tax deferral advantages as variable annuities offered through such a plan or account. Similarly, Funds in the Retail or Institutional Classes that are offered under an IRA, custodial account, 529 college savings plan, or other tax-deferred product have the tax deferral advantages for which the investor qualifies by virtue of the "wrapper" or type of investment product or account through which the Fund is offered. On the other hand, after-tax investors in Funds in the Retail and Institutional Fund Classes are currently subject to taxes on capital gains and dividend distributions, depending on their particular circumstances. Please see "TAXES" in the prospectus and "TAX STATUS" in this Statement of Additional Information for additional disclosure about the tax consequences of your investment or consult your tax advisor for additional information.

EQUITY INVESTMENTS

Equity investments can serve a valuable purpose, particularly for retirement plan participants and other investors with long time horizons, although they generally present more risk and volatility than fixed-income investments and money market instruments. Generally, returns of broad domestic stock market indices have outperformed other asset classes, such as fixed-income investments and money market instruments. For example, data prepared by Ibbotson, Inc. indicate that from 1926 to the end of 2002, average annual returns were: 10.20% for the S&P 500, 5.90% for Long-term Corporate Bonds, 5.45% for Long-Term Government Bonds, and 3.79% for U.S. 30-Day T-Bills.*

    TIAA-CREF Institutional Mutual Funds' equity options enable investors to fine-tune their portfolios to suit specific investment objectives, risk-tolerance levels and preferences. The Funds encompass a range of investment methods, markets and types of securities. Some Funds are broadly diversified; others focus on a particular investment method, type of stock, or part of the world.

EQUITY INVESTMENT STYLES:

o SMALL-, MID- AND LARGE-CAP FUNDS--Cap (Capitalization) is the total market value of a company's outstanding stock, I.E., the number of outstanding shares multiplied by the current share price. In general, "small-cap" stocks issued by smaller companies often are associated with new enterprises and emerging markets. "Large-cap" companies tend to be larger, more established firms. Large-cap stock Funds tend to be less volatile than small- or medium cap Funds, although each type of Equity Fund can carry considerable risk. The specific capitalization levels of securities held by the TIAA-CREF Institutional Mutual Funds small-, mid-, and large-cap Funds generally are defined according to their respective benchmarks.

o GROWTH FUNDS invest in stocks that are issued by companies that typically have exhibited faster-than-average gains in earnings in recent years and are expected to continue to show high levels of profit growth. Because growth stocks often are viewed as having higher price/earnings ratios than other stocks, growth funds tend to be higher risk investments. Growth stocks might be appropriate for investors who can tolerate greater risk and fluctuation in the value of their investment in exchange for the potential for higher returns over time.

o GROWTH AND INCOME FUNDS invest in the securities of companies that appear to offer potential for capital appreciation, but that typically also have a record of consistent dividend payments.

o VALUE FUNDS invest in stocks that are considered to be trading at less than their potential value based on factors such as price-to-book and price-to-earnings ratios. A stock's price-to-book ratio--which relates a stock's current price to the book value of the company--is a tool analysts use to determine whether a stock is undervalued or overvalued. A stock's price-to-earnings ratio--its current price divided by its earnings per share--provides a measure of the price a stockholder is paying for a company's earning power. Historically, value stocks have comparatively low price-to-earnings and price-to-book ratios, and forecasted lower growth rates than growth stocks. Value stocks may be appropriate for investors who believe stocks with these characteristics may offer superior long-term opportunity for capital appreciation or for regular dividend income.

----------
* These returns are for illustrative purposes only and do not reflect TIAA-CREF performance or the returns that various kinds of investments may earn in the future. Stocks represent shares of ownership in a corporation and bonds are debt obligations. The value of both will fluctuate with market conditions. Treasury bills and government bonds are insured as to timely payment of principal and interest by the U.S. Government, unlike stocks and corporate bonds. T-bills are short-term money market instruments. Past performance does not guarantee future returns. Source: Stocks, Bonds, Bills and Inflation(R) 2000 Yearbook, (C) 2000 Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield. All rights reserved. Used with permission.


B-32   STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

o BLEND FUNDS include both value and growth stocks. These Funds are appropriate for people who want a more diversified stock portfolio than would be obtained from value or growth funds individually, or who want a stock portfolio to focus on other factors, such as capitalization or geography.

o INTERNATIONAL FUNDS invest in stocks traded on foreign markets. GLOBAL FUNDS invest in stocks from around the world, including the U.S. Overseas investing may be appropriate for investors who believe foreign economies and markets offer investment opportunities or who want to add diversification to a domestic equities portfolio. During the past twenty years, adding international investments to a domestic portfolio has typically reduced the overall volatility of the portfolio. During some periods international investments perform better than domestic investments; in other periods the reverse has occurred.

EQUITY INVESTMENT STRATEGIES:

Equity portfolios of the TIAA-CREF Institutional Mutual Funds use the following investment strategies:

o ACTIVE INVESTING employs the skills of expert researchers and analysts to identify individual stocks based on their growth potential and relative value in the market.

o INDEXED investing involves purchasing stocks that reflect the investment characteristics of the relevant Fund's benchmark index.

o QUANTITATIVE investing involves use of a proprietary mathematical model to evaluate and score a broad universe of stocks in which the Fund invests.

o THE DUAL INVESTMENT MANAGEMENT STRATEGY(R)is an innovative, low-cost investment approach developed by TIAA-CREF that integrates active and quantitative techniques to seek higher incremental returns than a Fund's benchmark index, while attempting to maintain a risk profile similar to the index.

FIXED INCOME INVESTMENTS

    BOND FUNDS may be appropriate for investors who want to diversify their investment holdings beyond equity securities to create a portfolio with less volatility than that of a stock portfolio, for those who seek income in excess of the current level of corporate dividends and distributions, and for those who think that bonds and other fixed-income securities are a good investment for long-term goals. It is expected that the Bond Fund's total return will be relatively stable in comparison with equity returns when interest rates are stable. Bond funds are expected to experience variability when interest rates rise or fall.

    INFLATION-LINKED BOND FUNDS may be appropriate for investors who want their investments to keep pace with inflation by a relatively predictable margin. These investments can serve as a useful tool for diversifying assets, since the performance of the Fund's underlying investments may not directly correlate with movements in equity securities and conventional bonds. The threat of inflation is of particular concern to retirees who may have limited sources of income, leaving them particularly vulnerable if the cost of living rises sharply.

    MONEY MARKET FUNDS may be appropriate for investors who are risk averse or who have short investment time horizons. It is also appropriate for those who seek to keep up with inflation but are not looking for a higher real rate of return (I.E., returns greater than inflation). The Money Market Fund may help diversify a portfolio holding stock and bond funds.

TIAA-CREF'S INVESTMENT EXPERTISE

The TIAA-CREF Institutional Mutual Funds are managed by the same professionals responsible for the TIAA-CREF group of companies' variable annuity accounts. TIAA-CREF has been investing in equities since CREF was formed in 1952. The TIAA-CREF group of companies' variable annuity equity accounts had a total of over $114 billion in assets under management as of the end of 2002. TIAA-CREF Mutual Funds equity portfolios had over $7 billion in assets under management as of the end of 2002. TIAA-CREF was one of the first financial service organizations to invest defined contribution retirement plan assets in foreign securities.

    TIAA-CREF has been investing in fixed-income securities since TIAA was founded in 1918. TIAA began investing in real estate in 1947. The TIAA-CREF group of companies' variable annuity fixed-income and money market accounts had a total of over $17.7 billion in assets under management as of the end of 2002, and the TIAA General Account, which supports the TIAA Traditional (fixed) Annuity had over $97 billion in fixed-income and money market investments as of the end of 2002. The TIAA Real Estate variable annuity account had approximately $3.7 billion in assets under management, and real estate and mortgage investments in the TIAA General Account totaled over $29.6 billion as of the end of 2002.

    Given the broad scope of the TIAA-CREF Group of Companies' equity, fixed-income and real estate investments, we have extensive investment experience with all of these types of asset classes. All of the TIAA-CREF Group of Companies' variable annuity accounts and mutual funds are managed in-house, which enables us to control costs and maintain a consistent approach over time. Expense levels for the TIAA-CREF Institutional Mutual Funds and the TIAA-CREF Group of Companies' variable annuity investments are among the lowest in the insurance and mutual fund industries, based on Standard and Poor's Insurance Rating Analysis, 2002, and quarterly reports from Lipper Analytical Services, Inc., Lipper Directors' Analytical Data, 2002.

DECIDING WHICH FUNDS TO USE

TIAA-CREF is able to help investors understand the different Funds and investment methods employed by the Funds and assist investors to integrate these Funds into a diversified portfolio that corresponds with the investor's goals, risk-tolerance and overall financial situation. We also offer interactive tools to help people select products and investments through our Web Center and phone centers. When deciding how to invest in mutual funds, it is important for investors to determine their investment goals so they can choose the mutual fund(s) whose objective closely matches their goals. They should also determine their time horizon (I.E., the period of time they plan to keep money invested in the fund). Time horizon affects how much risk an investor may be willing to take. Risk tolerance in turn affects asset allocation decisions. For example, an aggressive investor who is willing to accept a high level of risk in return for potentially greater returns over the long term probably would invest more heavily in equity funds. A less aggressive investor seeking to preserve the current value of an investment and avoid losses of principal might invest more heavily in non-equity funds.

    The Funds (which, depending on the terms of your retirement plan, may be used in combination with fixed and variable annuities) are designed to provide additional investment options for investors who want to diversify their accumulations, or who want to focus on certain markets or management styles. Most experts recommend diversification as a good strategy for investing, both because a diversified portfolio can help offset the volatility of specific markets and because it may permit the investor to benefit from the potential for growth in several different types of investments. (Diversification, however, does not guarantee positive investment returns or a better


         Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION   B-33
result.) Studies of past performance suggest that the diversification (that is, the spreading) of assets among several broad asset classes has a greater impact overall on long-term returns than the choice of specific funds or accounts within those asset classes. Statistics on fixed-income securities compiled by Ibbotson Associates, Inc. confirm that, historically, fixed-income securities have experienced less volatility than common stocks and greater returns than money market instruments. However, these relationships may vary based on market conditions, time horizons, or other factors. Fluctuations in interest rates can have a significant effect on the Bond and Inflation-Linked Bond Funds' performance. Furthermore, although past performance is no guarantee of future results, equity securities have outperformed fixed-income securities over the long term. With retirement investments, many experts recommend that investors take a long-term view.

    The Funds represent a variety of equity, fixed-income, money market and asset allocation portfolios. Within the equity category, the Funds provide varying levels of exposure to domestic, foreign, growth-oriented, value-oriented, market capitalization-specific, and industry-specific securities. In general, securities of foreign issuers and securities denominated in foreign currencies are more risky than securities of U.S. issuers. Smaller market capitalization securities are more risky than larger market capitalization securities. Funds that concentrate investments in one or just a few industries are more risky than Funds that diversify their investments across many industries. Within the fixed-income category, securities with longer maturities are generally more risky than those with shorter maturities, and securities with lower credit ratings are generally more risky than those with higher ratings. Money market securities are generally the safest asset class in which the Funds invest. The asset allocation Funds vary their exposure to equities, fixed-income and money market securities. As a result, the risk profile of these Funds depends on the amount invested in each asset class and the types of securities within each class held by the Fund. Nonetheless, we cannot guarantee that the general risk characteristics described here will persist through all market cycles and you can lose money by investing in any of the Funds.

    The list below groups the Funds within asset classes. The asset classes are arranged in order of relative risk, with the Money Market asset class entailing the least amount of risk and the Equity asset class entailing the most amount of risk. The relative risk levels of the Funds are based on each Fund's benchmark index, as measured using the standard deviation of each Fund's benchmark index. The standard deviation is calculated from the historical average annual returns of each Fund's benchmark index, over the periods, as follows: for Funds in the Equity asset class, from 1926 to 2002; for Funds in the Real Estate asset class, from 1992 to 2002; for Funds in the Fixed-Income and Money Market asset classes (excluding Inflation-Linked Bonds), from 1989 to 2002; and for Inflation-Linked Bonds, from 1997 to 2002. Generally, when we believe the risk levels within an asset class are not easily distinguishable, the Funds are listed in each class in alphabetical order. We may use this information in advertisements, sales literature, and reports to shareholders when comparing and contrasting the Funds' risk levels to those reported by other fund groups and to various indices and averages.

MONEY MARKET ASSET CLASS

       Money Market Fund

FIXED INCOME ASSET CLASS

       Bond Fund
       Inflation-Linked Bond Fund

REAL ESTATE ASSET CLASS

       Real Estate Securities Fund

EQUITY ASSET CLASS

       Equity Index Fund
       Growth & Income Fund
       Growth Equity Fund
       International Equity Fund
       International Equity Index Fund
       Large-Cap Growth Index Fund
       Large-Cap Value Fund
       Large-Cap Value Index Fund
       Mid-Cap Blend Index Fund
       Mid-Cap Growth Fund
       Mid-Cap Growth Index Fund
       Mid-Cap Value Fund
       Mid-Cap Value Index Fund
       S&P 500 Index Fund
       Small-Cap Blend Index Fund
       Small-Cap Equity Fund
       Small-Cap Growth Index Fund
       Small-Cap Value Index Fund
       Social Choice Equity Fund

CONSIDERATIONS CONCERNING FUNDS IN THE RETIREMENT CLASS

CONSIDERATIONS FOR EMPLOYERS:

Retirement Plans offered by TIAA-CREF are available at over 13,000 education, research, healthcare, cultural, and other nonprofit institutions across the country. Over the past several years, the TIAA-CREF group of companies has launched a number of new investment options that employers should consider adding to their retirement plans. In considering these options, employers should keep in mind that the overwhelming majority of investors and employers view TIAA-CREF very favorably. Ninety-six percent of the investors who responded to a survey conducted in October 2000 by an independent organization expressed overall satisfaction with TIAA-CREF and said that they would recommend TIAA-CREF to a colleague. Ninety-five percent of these investors said that given the choice between TIAA-CREF and other companies, they would choose TIAA-CREF again (61% would definitely choose TIAA-CREF and 34% would probably do so.) Employer satisfaction is evidenced by the fact that, based on the best available data, a majority of the employers with TIAA-CREF retirement plans had not found it necessary to add other funding vehicles to their plans as of January 1, 1999.

    The new demands placed on administrators by new investment options make the support and services received by administrators from the company funding their plans essential. Along with the new options, TIAA-CREF offers employers the pension expertise and high level of services they have come to rely on, and to find new ways to help plan administrators do their jobs in an increasingly complex environment. Services currently provides the following: (1) counseling on retirement plans and planning including recommendations regarding allocation of assets (for administrators, investors and retirees) by professional counselors rather than by commissioned salespeople; (2) services for investors such as annual retirement planners, quarterly transaction reports, newsletters and other publications about retirement planning, pre-retirement seminars, individual counseling, and 24-hour toll-free numbers for investor transactions and inquiries; and (3) services for plan administrators such as the Web Center section for administrators and assistance in plan design and operation, regional offices throughout the country, publications, staff meetings, videos, tax-deferred annuity software to help administrators calculate the maximum amount of salary an investor may tax-defer, and nondiscrimination software to help administrators evaluate their plans.


B-34   STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

CONSIDERATIONS FOR RETIREMENT PLAN PARTICIPANTS:

The TIAA-CREF Institutional Mutual Funds and TIAA fixed and CREF variable annuity accounts provide a broad range of choices to assist in building and receiving retirement income. During the retirement plan accumulation phase, the spectrum of choices enables retirement plan participants to balance the relative safety of a fixed annuity with investment options that range in risk level from money market securities to the higher level of growth stocks. During the payout phase, retirement plan participants that hold their retirement proceeds in a TIAA fixed annuity or CREF account can take advantage of over a dozen income options available through fixed and variable annuity contracts, including lifetime annuity income. Those participants with retirement plan holdings in mutual funds may take systematic and lump-sum withdrawals.

    Depending on how an institution chooses to structure its retirement plan, retirement plan participants may now have a wide range of choices for allocating contributions that encompasses many of the Funds described in the Funds' Prospectus, as well as the fixed and variable annuity accounts that have been traditionally offered by TIAA and CREF under retirement plans. Generally, all of the major asset classes appropriate for retirement can be present through the Funds or variable annuity accounts. The TIAA Traditional Annuity, which offers guarantees based on TIAA's claims paying ability, provides an additional method for building retirement income.

MUTUAL FUNDS IN RETIREMENT PLANS:

Outside of tax-deferred retirement plans, mutual funds and variable annuities differ markedly in how they are structured. However, when offered under a tax-deferred retirement plan, tax-deferred annuity or IRA, they serve the same basic purpose--they pool investors' assets and invest the money in various portfolios. Neither a mutual fund nor a variable annuity generally guarantees principal; returns fluctuate with market performance. During the investment phase, both mutual funds and variable annuities can receive pre-tax contributions and accumulate earnings on a tax-deferred basis. At retirement, amounts paid out from mutual funds and variable annuities may be then subject to federal and state income taxes, depending on the tax status of the recipient. Although mutual funds do not offer lifetime annuity payments, retirement plan participants can use withdrawals from mutual funds to purchase fixed or variable annuities without incurring taxes on the transaction. (Tax treatment on annuity payments, however, depends on the tax status of the individual receiving such payments.) For tax advice on your particular circumstances, please consult your tax advisor.

RETIREMENT INCOME OPTIONS:

TIAA-CREF can help retirement plan participants use their mutual fund and annuity accumulations to create income plans that suit their goals, lifestyle, and overall financial needs. Over the years, TIAA-CREF has helped millions of people plan for secure and fulfilling retirements. Currently, over 2 million people are building retirement income through TIAA-CREF Retirement and Group Retirement Annuities, and an additional 200,000 people are currently receiving lifetime annuity income from TIAA-CREF.

Additional Considerations

Investors considering purchasing Retail Class shares who also can purchase a Teachers Personal Annuity ("PA") or Teachers Personal Annuity Select ("PA Select") should consider the differences between the Retail Class of Fund shares and a PA or PA Select variable annuity contract. With a PA or PA Select contract an investor acquires an annuity contract issued by TIAA or TIAA-CREF Life Insurance Company. These contracts have different fees and charges--and different provisions--than do the Funds. (With funds included in retirement plans, however, some of these differences may not apply.)

    The tax treatment of an investment in Retail Class shares of a Fund is significantly different from that of an investment in a PA or PA Select contract. Generally speaking, in contrast with the tax treatment of Retail Class shares held by individuals described here and in the prospectus, owners of PA or PA Select contracts do not incur any current tax liability during accumulation in connection with either realized or unrealized gains invested in the contract, and funds supporting such contracts do not generate dividends. In addition, cash value in a PA or PA Select contract may generally be transferred among and between available investment options without any current tax consequences. Investments in PA or PA Select contracts, however, have certain disadvantages in comparison with Retail Class shares of the Funds. These include the fact that a withdrawal of cash value from a contract before the owner's age of 59 1/2 may generally be subject to penalty taxes and other restrictions.

    Prospective investors should be aware that the TIAA Real Estate Account is very different from the Real Estate Securities Fund. In addition to the differences between Retirement Class and Retail Class shares of the Funds on the one hand and variable contracts on the other (outlined above), the investment objective, investment strategies and investment restrictions are significantly different between the TIAA Real Estate Account and the Real Estate Securities Fund. The most significant difference is that the TIAA Real Estate Account invests substantial amounts directly in real estate whereas the Real Estate Securities Fund invests only in securities of companies in the real estate industry. Direct investments in real estate are often more difficult to sell (sometimes substantially more difficult) than securities of real estate companies. In addition, while the Real Estate Securities Fund may only invest up to 10% of its total assets in securities of foreign issuers, the TIAA Real Estate Account may invest up to 25% of its total assets in real estate and other investments in foreign countries. As a separate account of a life insurance company, the TIAA Real Estate Account is subject to sections of the Code (and related regulations and rulings) applicable to life insurance companies whereas the Real Estate Securities Fund is subject to the Code sections (and related regulations and rulings) applicable to mutual funds. These are only some of the differences between the TIAA Real Estate Account and the Real Estate Securities Fund. Prospective investors should read the prospectuses for the TIAA Real Estate Account and the Real Estate Securities Fund carefully before deciding where to invest.

Financial Statements

The audited financial statements of the TIAA-CREF Institutional Mutual Funds are incorporated herein by reference to the Funds' Annual Report for the fiscal year ended September 30, 2002, which has been filed with the SEC and provided to all shareholders. We will furnish you, without charge, another copy of the Annual Report on request.


         Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION   B-35